                                                                    EXHIBIT 10.1

                                 $150,000,000

                               CREDIT AGREEMENT

                                  dated as of

                                 May 23, 1997

                                     among


                            JDN REALTY CORPORATION

                            The Banks Listed Herein

                                      and

                        WACHOVIA BANK OF GEORGIA, N.A.,
                                   as Agent

                               TABLE OF CONTENTS

                               CREDIT AGREEMENT

 ARTICLE I

   DEFINITIONS............................................    1

SECTION 1.01. Definitions.................................    1

SECTION 1.02. Accounting Terms and Determinations.........   18

SECTION 1.03. References..................................   19

SECTION 1.04. Use of Defined Terms........................   19

SECTION 1.05. Terminology.................................   19

 ARTICLE II

   THE CREDITS............................................   19

SECTION 2.01. Commitments to Lend Loans...................   19

SECTION 2.02. Method of Borrowing Loans...................   20

SECTION 2.03. Notes.......................................   22

SECTION 2.04. Maturity of Loans...........................   22

SECTION 2.05. Interest Rates..............................   23

SECTION 2.06. Fees........................................   26

SECTION 2.07. Optional Termination or Reduction of
  Commitments.............................................   26

SECTION 2.08. Mandatory Reduction and Termination of
  Commitments.............................................   26

SECTION 2.09. Optional Prepayments........................   26

SECTION 2.10. Mandatory Prepayments.......................   27

SECTION 2.11. General Provisions as to Payments...........   27

SECTION 2.12. Computation of Interest and Fees............   29

                                      (i)

                                  ARTICLE III

   CONDITIONS TO BORROWINGS...................................  29

SECTION 3.01. Conditions to First Borrowing...................  29

SECTION 3.02. Conditions to All Borrowings....................  31

                                  ARTICLE IV

   REPRESENTATIONS AND WARRANTIES.............................  32

SECTION 4.01. Corporate Existence and Power...................  32

SECTION 4.02. Corporate and Governmental Authorization; No
  Contravention...............................................  32

SECTION 4.03. Binding Effect..................................  32

SECTION 4.04. Financial Information...........................  33

SECTION 4.05. No Litigation...................................  33

SECTION 4.06. Compliance with ERISA...........................  33

SECTION 4.07. Compliance with Laws; Payment of Taxes..........  33

SECTION 4.08. Subsidiaries....................................  34

SECTION 4.09. Investment Company Act..........................  34

SECTION 4.10. Public Utility Holding Company Act..............  34

SECTION 4.11. Ownership of Property; Liens....................  34

SECTION 4.12. No Default......................................  34

SECTION 4.13. Full Disclosure.................................  34

SECTION 4.14. Environmental Matters...........................  35

SECTION 4.15. Capital Stock...................................  35

SECTION 4.16. Margin Stock....................................  36

SECTION 4.17. Insolvency......................................  36

                                     (ii)

SECTION 4.18. Insurance.......................................  36

SECTION 4.19.  Real Estate Investment Trust...................  37

                                   ARTICLE V

   COVENANTS..................................................  37

SECTION 5.01. Information.....................................  37

SECTION 5.02. Inspection of Property, Books and Records.......  39

SECTION 5.03. Maintenance of Existence........................  39

SECTION 5.04. Dissolution.....................................  39

SECTION 5.05. Consolidations, Mergers and Sales of Assets.....  40

SECTION 5.06. Use of Proceeds.................................  41

SECTION 5.07. Compliance with Laws; Payment of Taxes..........  41

SECTION 5.08. Insurance.......................................  41

SECTION 5.09. Change in Fiscal Year...........................  42

SECTION 5.10. Maintenance of Property.........................  42

SECTION 5.11. Environmental Notices...........................  42

SECTION 5.12. Environmental Matters...........................  42

SECTION 5.13. Environmental Release...........................  42

SECTION 5.14. Transactions with Affiliates....................  42

SECTION 5.15. Restricted Payments.............................  43

SECTION 5.16. Loans or Advances...............................  43

SECTION 5.17. Investments.....................................  43

SECTION 5.18. Liens on Eligible Property......................  44

SECTION 5.19. Restrictions on Ability of Guarantors to Pay
  Dividends...................................................  44

                                    (iii)

SECTION 5.20. Ratio of Total Consolidated Liabilities to
  Gross Asset Value...........................................  45

SECTION 5.21. Ratio of Total Secured Debt to Gross Asset
  Value.......................................................  45

SECTION 5.22. Ratio of EBITDA to Consolidated Interest
  Expense.....................................................  45

SECTION 5.23. Ratio of Unencumbered Assets to Unsecured
  Funded Debt.................................................  45

SECTION 5.24. Ratio of Unsecured Net Operating Income to
  Unsecured Interest Expense..................................  45

SECTION 5.25. Guarantees......................................  45

SECTION 5.26. Additional Revolving Credit.....................  45

SECTION 5.27. Ownership.......................................  46

SECTION 5.28. Status as a REIT................................  46

SECTION 5.29. New Subsidiaries to Become Guarantors...........  46

                                  ARTICLE VI

   DEFAULTS...................................................  46

SECTION 6.01. Events of Default...............................  46

SECTION 6.02. Notice of Default...............................  50

                                  ARTICLE VII

   THE AGENT..................................................  50

SECTION 7.01. Appointment; Powers and Immunities..............  50

SECTION 7.02. Reliance by Agent...............................  51

SECTION 7.03. Defaults........................................  51

SECTION 7.04. Rights of Agent and its Affiliates as a Bank....  52

                                     (iv)

SECTION 7.05. Indemnification.................................  52

SECTION 7.06  Consequential Damages...........................  53

SECTION 7.07. Payee of Note Treated as Owner..................  53

SECTION 7.08. Nonreliance on Agent and Other Banks............  53

SECTION 7.09. Failure to Act..................................  53

SECTION 7.10. Resignation or Removal of Agent.................  54

                                 ARTICLE VIII

   CHANGE IN CIRCUMSTANCES; COMPENSATION......................  54

SECTION 8.01. Basis for Determining Interest Rate Inadequate
  or Unfair...................................................  54

SECTION 8.02. Illegality......................................  55

SECTION 8.03. Increased Cost and Reduced Return...............  55

SECTION 8.04. Base Rate Loans Substituted for Euro-Dollar
  Loans.......................................................  57

SECTION 8.05. Compensation....................................  57

                                  ARTICLE IX

   MISCELLANEOUS..............................................  58

SECTION 9.01. Notices.........................................  58

SECTION 9.02. No Waivers......................................  58

SECTION 9.03. Expenses; Documentary Taxes.....................  59

SECTION 9.04. Indemnification.................................  59

SECTION 9.05. Setoff; Sharing of Setoffs......................  59

SECTION 9.06. Amendments and Waivers..........................  61

SECTION 9.07. No Margin Stock Collateral......................  61

                                      (v)

SECTION 9.08. Successors and Assigns..........................  62

SECTION 9.09. Confidentiality.................................  64

SECTION 9.10. Representation by Banks.........................  65

SECTION 9.11. Obligations Several.............................  65

SECTION 9.12. Georgia Law.....................................  65

SECTION 9.13. Severability....................................  65

SECTION 9.14. Interest........................................  65

SECTION 9.15. Interpretation..................................  66

SECTION 9.16. Waiver of Jury Trial; Consent to Jurisdiction...  66

SECTION 9.17. Counterparts....................................  67

SECTION 9.18. Source of Funds -- ERISA........................  67

EXHIBIT A      Form of Note

EXHIBIT B      Form of Opinion of Counsel for the Borrower

EXHIBIT C      Form of Opinion of Special Counsel for the Agent

EXHIBIT D      Form of Assignment and Acceptance

EXHIBIT E      Form of Notice of Borrowing

EXHIBIT F      Form of Compliance Certificate

EXHIBIT G      Form of Closing Certificate

EXHIBIT H      Form of Officer's Certificate for Borrower

EXHIBIT I      Form of Borrowing Base Certificate

EXHIBIT J      List of Eligible Properties

EXHIBIT K      Form of Guaranty


                                     (vi)

EXHIBIT L      Form of Contribution Agreement

Schedule 1.01  Existing Loans to JDN Development Company, Inc.

Schedule 4.08  Subsidiaries

Schedule 4.14  Environmental Matters

Schedule 5.17  Existing Investments

Schedule 5.25  Existing Guarantees


                                     (vii)

                                 CREDIT AGREEMENT


          CREDIT AGREEMENT dated as of May 23, 1997 among JDN Realty Corporation, the BANKS listed on the signature pages hereof and WACHOVIA BANK OF GEORGIA, N.A., as Agent.

          The parties hereto agree as follows:


                                 ARTICLE I

                                 DEFINITIONS

          SECTION 1.01. Definitions.  The terms as defined in this Section 1.01
                        -----------
shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

          "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.05(c).

          "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" means Wachovia Bank of Georgia, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

          "Agent's Letter Agreement" means that certain letter agreement, dated as of March 13, 1997 between the Borrower and the Agent relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Agent, together with all amendments and supplements thereto.

          "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

          "Applicable Margin" has the meaning set forth in Section 2.05(a).

          "Assignee" has the meaning set forth in Section 9.08(c).

          "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.08(c) in the form attached hereto as Exhibit D.
----------

          "Authority" has the meaning set forth in Section 8.02.

          "Average Quarterly Usage" means, with respect to each Quarterly Period, the percentage which the amount of the average daily aggregate Used Commitments of all Banks bears to the amount of the average daily aggregate Commitments of all Banks during such Quarterly Period.

          "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

          "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

          "Base Rate Borrowing" means a Borrowing consisting of Base Rate Loans.

          "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Section 2.02(f), or Article VIII, as applicable.

          "Base Rent" means, with respect to leases of the Properties, the minimum annual contractual rent payable thereunder, excluding common area maintenance and percentage rent.

          "Borrower" means JDN Realty Corporation, a Maryland corporation, and its successors and its permitted assigns.

          "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by all of the Banks, and may be a Base Rate Borrowing or a Euro-Dollar Borrowing.

          "Borrowing Base" means the sum of each of the following, as determined by reference to the most recent Borrowing Base Certificate furnished pursuant to
Section 3.01(h) or Section 5.01(i), as applicable:

          (i) an amount equal to the product of (w) 10 (which is the capitalization rate), times (x) 4 (which is the annualization factor), times (y) 0.60 (which is the advance rate), times (z) the Net Operating Income for the 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination, from each Eligible Unencumbered Stabilized Property and the Cross Pointe Centre Property; plus

          (ii) an amount equal to the lesser of: (A) the product of (x) 0.50 (which is the advance rate), times (y) the book value of Construction in Progress on all Eligible Properties not subject to a Mortgage and (B) $40,000,000; less

          (iii) so long as the Borrower does not have a Debt Rating equal to or greater than BBB- from S&P or Duff & Phelps or Baa3 from Moody's, the Construction Reserve.

          "Borrowing Base Certificate" means a certificate substantially in the form of Exhibit I, duly executed by an authorized officer, setting forth in
        ---------
reasonable detail the calculations for each component of the Borrowing Base.

          "Capital Stock" means any nonredeemable capital stock of the Borrower or any Consolidated Entity (to the extent issued to a Person other than the Borrower), whether common or preferred.

          "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. (S) 9601 et. seq. and its implementing regulations and amendments.

          "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

          "Change of Law" shall have the meaning set forth in Section 8.02.

          "Closing Certificate" has the meaning set forth in Section 3.01(e).

          "Closing Date" means May 23, 1997.

          "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

          "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, and (ii)as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.07 and 2.08.

          "Compliance Certificate" has the meaning set forth in Section 5.01(c).

          "Consolidated Entity" means at any date any Person the accounts of which, in accordance with GAAP, are consolidated with those of the Borrower in its consolidated financial statements as of such date.

          "Consolidated Interest Expense" for any period means interest expensed in respect of Debt of the Borrower or any of the Guarantors.

          "Consolidated Liabilities" means the sum of (i) all liabilities that, in accordance with GAAP, should be classified as liabilities on a consolidated balance sheet of Borrower and the Guarantors, and (ii) to the extent not included in clause (i) of this definition, all Redeemable Preferred Stock.

          "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

          "Consolidated Operating Profits" means, for any period, the Operating Profits of the Borrower and its Consolidated Subsidiaries.

          "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

          "Construction in Progress" means, for any retail Property, calculated on a consolidated basis for the Borrower and the Guarantors, the construction-in-progress as shown from time to time on the books and records of the Borrower and the Guarantors, maintained in accordance with GAAP.

          "Construction Reserve" means, at any time during which the ratio of Pro-forma Total Consolidated Liabilities to Pro-forma Gross Asset Value exceeds
0.55 to 1.0, the Dollar amount by which Pro-forma Total Consolidated Liabilities would have to be reduced in order that such ratio would not be exceeded.

          "Contribution Agreement" means the Contribution Agreement of even date herewith in substantially the form of Exhibit L to be executed by the Borrower
                                      ---------
and each of the Guarantors pursuant to Section 5.29.

          "Control" means, with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or otherwise.

          "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

          "Cross Pointe Centre Property" means a retail center containing 204,284 square feet of space and located in Fayetteville, North Carolina, on which the Borrower has a first mortgage Lien in the original principal amount of $10,500,000.

          "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases,
(v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation),
(vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid or to be paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any), and (x) all Debt of others Guaranteed by such Person.

          "Debt Rating" means at any time whichever is the lowest of the rating of the Borrower's senior unsecured, unenhanced debt (or, if no such debt exists, its issuer credit rating for debt of such type) by Moody's, S&P and Duff & Phelps (provided, that (i) if any two of such ratings are the same, such ratings
        --------
shall apply, and (ii) in the event of a double or greater split rating, the rating immediately above the lowest rating shall apply), or if only one of them rates the Borrower's senior unsecured, unenhanced debt, such rating.

          "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

          "Dividends" means for any period the sum of all dividends and other distributions paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

          "Dollars" or "$" means dollars in lawful currency of the United States of America.

          "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

          "EBITDA" means at any time the sum of the following, determined on a consolidated basis for the Borrower and the Guarantors, at the end of each Fiscal Quarter, for the applicable measuring period: (i) Consolidated Net Income; plus (ii) Consolidated Interest Expense; plus (iii) taxes on income;
        ----                                     ----
plus (iv) depreciation; plus (v) amortization; plus (vi) other non-cash charges.
----                    ----                   ----

          "Eligible Property" means any retail Property which is either (i) listed on Exhibit J or (ii) which has been approved as an Eligible Property by
          ---------
the Required Banks, at the request of the Borrower, taking into account the following information concerning the Property provided to the Agent and the Banks by the Borrower: a physical description, applicable environmental reports, information regarding its age, location and occupancy, an operating statement and rent roll for the most recent Fiscal Quarter, and an operating budget for the current Fiscal Year.

          "Eligible Unencumbered Stabilized Property" means any Eligible Property which (i) is not subject to a Mortgage, and (ii) is a Stabilized Property.

          "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

          "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

          "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

          "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

          "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

          "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

          "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

          "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

          "Euro-Dollar Borrowing" means a Borrowing consisting of Euro-Dollar Loans.

          "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

          "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the Euro-Dollar Rate, and to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

          "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.05(c).

          "Event of Default" has the meaning set forth in Section 6.01.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to
                          --------
be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions, as determined by the Agent.

          "Fiscal Month" means any fiscal month of the Borrower.

          "Fiscal Quarter" means any fiscal quarter of the Borrower.

          "Fiscal Year" means any fiscal year of the Borrower and the Guarantors.

          "Funds From Operations" means net income or loss computed in accordance with GAAP, excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures.

          "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

          "Gross Asset Value" means, on a consolidated basis for the Borrower and the Guarantors, the sum of:

          (i) an amount equal to the product of (x) 10 (which is the capitalization rate), times (y) 4 (which is the annualization factor), times (z) the Net Operating Income for the 3 month period ending on the last day of the month just ended prior to the date of determination, from each Property and the Cross Pointe Centre Property; plus

          (ii) a amount equal to the book value of Construction in Progress on the last day of the Fiscal Quarter just ended; plus

          (iii) the principal balance as of the last day of the Fiscal Quarter just ended of (x) the existing Debt of JDN Development Company, Inc. listed on Schedule 1.01 which was Guaranteed by the Borrower and (y) the principal amount of Debt Guaranteed pursuant to Borrower's 50% Guarantee in existence as of the Closing Date of Debt of Dogwood Drive, LLC (which is 60% owned by JDN Development Company, Inc.), not to exceed $4,950,000; plus

          (iv) the book value of the interests of the Borrower in all Guarantors which are not Consolidated Subsidiaries.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall
                                          --------
not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guarantors" means any one, or more or all, as the context shall require, of any Significant Subsidiary which becomes a Guarantor pursuant to
Section 5.29, and JDN Structured Finance 1, Inc., when required pursuant to the provisions of such Section; in each case subject to the provisions of the last sentence of Section 5.05.

          "Guaranty" means the Guaranty Agreement in substantially the form of Exhibit K to be executed by each of the Guarantors pursuant to Section 5.29,
---------
unconditionally and jointly and severally Guaranteeing payment of the Loans, the Notes and all other obligations of the Borrower to the Agent and the Banks hereunder, including without limitation all principal, interest, fees, costs, and compensation and indemnification amounts.

          "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. (S) 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof,
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

          "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:
--------

          (a) any Interest Period (subject to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

          (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date; and

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:
                                                 --------

          (a) any Interest Period (subject to paragraph (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

          (b) no Interest Period which begins before the Termination Date and would otherwise end after the Termination Date may be selected.

          "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, or assumption of any obligation of such Person or otherwise.

          "JDN Venture" means any Person formed by the Borrower or any Consolidated Entity: (i) which is not a Consolidated Entity and (ii) in which the Borrower or such Consolidated Entity owns either (x) 50% or more of the beneficial interests therein, but does not have Control thereof, or (y) 20% or more of the beneficial interests therein, but does have Control thereof.

          "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Agent.

          "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means a Base Rate Loan or a Euro-Dollar Loan, and "Loans" means Base Rate Loans or Euro-Dollar Loans, or any or all of them, as the context shall require.

          "Loan Documents" means this Agreement, the Notes, the Guaranty, the Contribution Agreement, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

          "Loans" means Base Rate Loans or Euro-Dollar Loans made pursuant to the terms and conditions set forth in Section 2.01.

          "London Interbank Offered Rate" has the meaning set forth in Section 2.05(c).

          "Margin Stock" means "margin stock" as defined in Regulations G, T, U or X.

          "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and the Guarantors taken as a whole, (b) the rights and remedies of the

Agent or the Banks under the Loan Documents, or the ability of the Borrower or the Guarantors to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

          "Moody's" means Moody's Investor Service, Inc.

          "Mortgage" means (i) with respect to any referenced Property, a mortgage, deed to secure debt, deed of trust or similar instrument encumbering such Property, and (ii) with respect to the owner of any referenced Property, a pledge of any of its capital stock or partnership interests.

          "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

          "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person for such period, as determined in accordance with GAAP.

          "Net Operating Income" means, (A) for any Property, calculated on a consolidated basis for the Borrower and the Guarantors, the sum of the following derived from such Property: (i) Property revenues, less (ii) Property expenses (excluding depreciation, amortization and debt service), less (iii) a management fee equal to 3% of Base Rent, and less (iv) a capital reserve equal to $0.15 for each leasable square foot; and (B) for the Cross Pointe Centre Property, so long as the Borrower has a mortgage lien thereon, all interest paid under the related note held by the Borrower.

          "Non-Recourse Mortgage Debt" means Debt secured by a Mortgage on Property, which the Borrower has determined in good faith is by its terms non-recourse, except for customary exclusions for environmental liability, misapplication or fraudulent application of rent after default, insurance proceeds and condemnation awards and other customary exclusions.

          "Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A, evidencing the obligation of the Borrower to repay Loans,
            ---------
together with all amendments, consolidations, modifications, renewals and supplements thereto.

          "Notice of Borrowing" has the meaning set forth in Section 2.02.

          "Officer's Certificate" has the meaning set forth in Section 3.01(f).

          "Operating Profits" means, as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with GAAP.

          "Participant" has the meaning set forth in Section 9.08(b).

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Performance Pricing Determination Date" has the meaning set forth in
Section 2.05(a).

          "Person" means an individual, a corporation, a partnership, an unincorporated association, a limited liability corporation, a limited liability partnership, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

          "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

          "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

          "Pro-forma Gross Asset Value" means at any time the sum of: (i) Gross Asset Value; less (ii) Construction in Progress; plus (iii) the product of (x) 10 (which is the capitalization rate), times (y) the proforma projected annual Net Operating Income of Construction in Progress.

          "Pro-forma Total Consolidated Liabilities" means at any time the sum of: (i) Total Consolidated Liabilities; plus (ii) the estimated cost to complete Construction in Progress.

          "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Guarantor, wherever located.

          "Quarterly Period" means a 3 month period (or portion thereof) ending on each March 31, June 30, September 30 and December 31 after the Closing Date and prior to the Termination Date.

          "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either
(i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or
(ii) redeemable at the option of the holder thereof.

          "Refunding Loan" means a new Loan made on the day on which an outstanding Loan is maturing or a Base Rate Borrowing is being converted to a Euro-Dollar Borrowing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to Section 2.02(c) or remitted to the Agent as provided in Section 2.11, in each case as contemplated in Section 2.02(d).

          "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "REMIC Financing" means the financing pursuant to which JDN Structured Finance 1, Inc. obtained a non-recourse loan in the initial principal amount of $75,000,000, secured by certain mortgaged properties consisting of all or portions of 20 retail shopping centers located in 7 states in the Southeastern United States, in connection with the issuance of $75,000,000 Class A Commercial Mortgage Pass-Through Certificates evidencing beneficial interests in the JDN REMIC Trust created by Bankers Trust Company.

          "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the Loans.

          "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's Capital Stock (except dividends payable solely in shares of its Capital Stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of the Borrower's Capital Stock.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

          "Significant Subsidiary" means any Subsidiary which either (x) has assets which constitute more than 5% of Gross Asset Value at the end of the most recent Fiscal Quarter, or (y) contributed more than 5% of Consolidated Operating Profits during the most recent Fiscal Quarter and the 3 Fiscal Quarters immediately preceding such Fiscal Quarter (or, with respect to any Subsidiary which existed during the entire 4 Fiscal Quarter period but was acquired by the Borrower during such period, which would have contributed more than 5% of Gross Asset Value during such period had it been a Subsidiary for the entire period).

          "Stabilized Property" means at any time retail Properties (i) which are at least 90% leased (pursuant to written leases which have been signed by both landlord and tenant and under which the payment of Base Rent has commenced) or (ii) are at least 80% occupied by tenants which have accepted the premises and signed (together with the landlord) a lease, and with respect to which the date for the commencement of payment of Base Rent has been established.

          "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower; provided, however, that
                                                   --------  -------
"Subsidiary" shall not include JDN Development Company, Inc. or any JDN Venture.

          "Taxes" has the meaning set forth in Section 2.11(c).

          "Termination Date" means whichever is applicable of (i) May 22, 2000,
(ii) such later date to which it is extended by the Banks pursuant to Section 2.04(b), in their sole and absolute discretion, (iii) the date the Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iv) the date the Borrower terminates the Commitments entirely pursuant to Section 2.07.

          "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

          "Transferee" has the meaning set forth in Section 9.08(d).

          "Total Consolidated Liabilities" means at any time, for the Borrower and the Guarantors, determined on a consolidated basis, the sum of (i) Consolidated Liabilities, plus (ii) all Debt Guaranteed by the Borrower or any Guarantor, plus (iii) the face amount of all letters of credit issued for the account of the Borrower or any Guarantor.

          "Total Secured Debt" means at any time, for the Borrower and the Guarantors, determined on a consolidated basis, the sum of the following, but only if any Property, or ownership interest of the owner thereof, is subject to a Mortgage with respect thereto: (i) all indebtedness for borrowed money; (ii) the deferred purchase price of Property; (iii) all capital leases in which the Borrower is the tenant; (iv) all obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument; and (v) all Guarantees of Debt of Persons other than the Borrower and the Guarantors.

          "Unencumbered Assets" means at any time, for the Borrower and the Guarantors, determined on a consolidated basis, the sum of the following: (i) an amount equal to the product of (x) 10 (which is the capitalization factor), times (y) 4 (which is the annualization factor), times (z) the Net Operating Income for the 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination, from each Property not subject to a Mortgage; plus (ii) the book value of Construction in Progress of all Property not subject to a Mortgage.

          "Unencumbered Stabilized Properties" means at any time, all Stabilized Properties not subject to a Mortgage.

          "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

          "Unsecured Net Operating Income" means at any time all Net Operating Income attributable to Unencumbered Stabilized Properties.

          "Unsecured Funded Debt" means at any time, for the Borrower and the Guarantors, determined on a consolidated basis, the sum of the following, but only if any Property, or ownership interest of the owner thereof, is not subject to a Mortgage with respect thereto: (i) all indebtedness for borrowed money;
(ii) the deferred purchase price of Property; (iii) all capital leases in which the Borrower is the tenant; (iv) all obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument; and (v) all Guarantees of Debt of Persons other than the Borrower and the Guarantors.

          "Unsecured Interest Expense" means at any time that portion of Consolidated Interest Expense attributable to Unsecured Funded Debt.

          "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Loans.

          "Used Commitment" means, at any date, with respect to any Bank, the amount by which the Commitment of such Bank exceeds its Unused Commitment.

          "Wachovia" means Wachovia Bank of Georgia, N.A., a national banking association, and its successors.

          "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

          SECTION 1.02. Accounting Terms and Determinations.  Unless otherwise
                        -----------------------------------
specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in
Section 4.04).

          SECTION 1.03. References.  Unless otherwise indicated, references in
                        ----------
this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

          SECTION 1.04. Use of Defined Terms.  All terms defined in this
                        --------------------
Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

          SECTION 1.05. Terminology.  All personal pronouns used in this
                        -----------
Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.


                                 ARTICLE II

                                 THE CREDITS

          SECTION 2.01. Commitments to Lend Loans.  Each Bank severally agrees,
                        -------------------------
on the terms and conditions set forth herein, to make Loans to the Borrower from time to time before the Termination Date; provided that,
                                          --------

          (i) immediately after each such Loan is made, the aggregate outstanding principal amount of Loans by such Bank shall not exceed the amount of its Commitment, and

          (ii) the aggregate outstanding amount of all Loans shall not exceed the lesser of (A) the aggregate amount of the Commitments and (B) the Borrowing Base.

Each Borrowing under this Section shall be in an aggregate principal amount of
(x) for Base Rate Loans, $1,000,000 or any larger integral multiple of $500,000, and (y) for Euro-Dollar Loans, $3,000,000 or any larger integral multiple of $1,000,000 (except that in each case any such Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by

Section 2.08, prepay Loans and reborrow under this Section at any time before the Termination Date.

          SECTION 2.02. Method of Borrowing Loans.  (a) The Borrower shall give
                        -------------------------
the Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, prior to 11:00 A.M. (Atlanta, Georgia time) on the same
        ---------
Domestic Business Day as each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

          (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (ii) the aggregate amount of such Borrowing,

          (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and

          (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

          (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Borrowing, once received by the Agent, shall not thereafter be revocable by the Borrower.

          (c) Not later than 11:00 A.M. (Atlanta, Georgia time), as to Euro-Dollar Borrowings, and 2:00 P.M. (Atlanta, Georgia time), as to Base Rate Borrowings, on the date of each Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address determined pursuant to Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address. Unless the Agent receives notice from a Bank, at the Agent's address referred to in or specified pursuant to Section 9.01, no later than 4:00 P.M. (local time at such address) on the date of a Borrowing with respect to Base Rate Borrowings Domestic Business Day before the date of a Borrowing with respect to Euro-Dollar Borrowing stating that such Bank will not make a Loan in connection with such Borrowing, the Agent shall be entitled to assume that such Bank will make a Loan in connection with such Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Borrowing to the Borrower for the account of such Bank. If the Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that
                                                                 --------
(i) any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank and (ii) until such Bank has paid its ratable share of such Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Borrowing for any purpose hereunder. If the Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision.

          (d) If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.11, as the case may be.

          (e) Notwithstanding anything to the contrary contained in this Agreement, no Euro-Dollar Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived, and all Refunding Loans shall be made as Base Rate Loans (but shall bear interest at the Default Rate, if applicable).

          (f) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be

Base Rate Loans or Euro-Dollar Loans, such Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such new Borrowing shall be Base Rate Loans.

          (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 6 Euro-Dollar Borrowings outstanding at any given time.

          SECTION 2.03. Notes.  (a)  The Loans of each Bank shall be evidenced
                        -----
by a single Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment.

          (b) Upon receipt of each Bank's Notes pursuant to Section 3.01, the Agent shall deliver such Notes to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Bank's Notes shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make, or any error in making,
       --------
any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank to assign its Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

          SECTION 2.04. Maturity of Loans.  (a) Each Loan included in any
                        -----------------
Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

          (b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on

May 22, 2000, unless the Termination Date is otherwise extended by the Banks, in their sole and absolute discretion. Upon the written request of the Borrower, which request shall be delivered to the Agent at least 60 days prior to each Extension Date (as such term is hereinafter defined), the Banks shall have the option (without any obligation whatsoever so to do) of extending the Termination Date for additional one-year periods on each of May 22, 1998 and May 22, 1999 (each, any "Extension Date"). In the event that a Bank chooses not to extend the Termination Date for such an additional one-year period, notice shall be given by such Bank to the Borrower and the Agent at least 30 days prior to the relevant Extension Date; provided, that the Termination Date shall not be extended with respect to any of the Banks unless the Required Banks are willing to extend the Termination Date and (x) the remaining Banks shall purchase ratable assignments (without any obligation so to do) from such terminating Bank (in the form of an Assignment and Acceptance) in accordance with their respective percentage of the remaining Aggregate Commitments; provided, that,
                                                              --------------
such Banks shall be provided such opportunity (which opportunity shall allow such Banks at least 5 Domestic Business Days in which to make a decision) prior to the Borrower finding another bank pursuant to the immediately succeeding clause (y); and, provided, further, that, should any of the remaining Banks
                 -----------------------
elect not to purchase such an assignment, then, such other remaining Banks shall be entitled to purchase an assignment from any Terminating Bank which includes the ratable interest that was otherwise available to such non-purchasing remaining Bank or Banks, as the case may be, (y) the Borrower shall find another bank, acceptable to the Agent, willing to accept an assignment from such terminating Bank (in the form of an Assignment and Acceptance) or (z) the Borrower shall reduce the aggregate Commitments in an amount equal to the Commitment of any such terminating Bank. Notwithstanding the foregoing, if the Termination Date is not extended for an additional one year period on or before May 22, 1998, then the Borrower may not request that the Termination Date be extended for an additional one year period on May 22, 1999. In the event of any extension pursuant to the foregoing, on each Extension Date, the Borrower shall pay to the Agent, for the ratable account of the Banks, an extension fee equal to 0.10% of the aggregate amount of the Commitments in effect on such Extension Date.

          SECTION 2.05. Interest Rates.  (a) "Applicable Margin" means: (i)
                        --------------
until the Borrower receives a Debt Rating from at least two of the rating agencies, (x) for any Base Rate Loan, 0.00%, and (y) for each Euro-Dollar Loan 1.40%; and (ii) from and after the Borrower receives a Debt Rating from at least two of the rating agencies, (x) for any Base Rate Loan, 0.00% and (y) for each Euro-Dollar Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the Debt Rating for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date; provided, that if there is no Debt Rating from at least two of the rating agencies, the Applicable Margin for Euro-Dollar Loans shall be based upon Level IV of the table below.

===============================================================================
                              Level       Level        Level             Level
                                I           II         III                 IV
                   (equal to or
                   greater than)BBB+       BBB         BBB-    (less than)BBB-
  Debt Rating                   and/1/     and1        and1               and1
                                Baa1       Baa2        Baa3               Baa3
-------------------------------------------------------------------------------
  Applicable                    0.95%     1.10%       1.25%              1.40%
  Margin
================================================================================

     In determining the amounts to be paid by the Borrower pursuant to Sections 2.05(b), and 2.06(a), the Borrower and the Banks shall refer to the Borrower's Debt Rating from time to time. For purposes hereof, "Performance Pricing Determination Date" shall mean each date on which the Debt Rating changes. Each change in interest and fees as a result of a change in Debt Rating shall be effective only for Loans (including Refunding Loans) which are made on or after the relevant Performance Pricing Determination Date. All determinations hereunder shall be made by the Agent unless the Required Banks shall object to any such determination. The Borrower shall promptly notify the Agent of any change in the Debt Rating.

          (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

-------
/1/ if applicable

          (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

          The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

          The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on the Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered
                                                -------------
rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

          "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          (d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Banks by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (e) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

          SECTION 2.06. Fees.  (a) The Borrower shall pay to the Agent, for the
                        ----
ratable account of each Bank, a commitment fee, calculated on the average daily amount of the Unused Commitments, at the rate of (x) when the Average Quarterly Usage is equal to or less than 50%, 0.18% per annum and (y) when the Average Quarterly Usage is greater than 50%, 0.125% per annum. Such commitment fees shall accrue from and including the Closing Date to but excluding the Termination Date and shall be payable within 5 days after the last day of each Quarterly Period and on the Termination Date.

          (b) The Borrower shall pay to the Agent, for the account and sole benefit of the Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement, and the Agent shall pay to the Banks the upfront fee described in the Offering Memorandum dated March, 1997.

          SECTION 2.07. Optional Termination or Reduction of Commitments.  The
                        ------------------------------------------------
Borrower may, upon at least 3 Domestic Business Days' notice to the Agent, terminate in its entirety at any time, or proportionately reduce from time to time, the Unused Commitments by an aggregate amount of at least $10,000,000 or any larger integral multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.06) shall be due and payable on the effective date of such termination.

          SECTION 2.08. Mandatory Reduction and Termination of Commitments.  The
                        --------------------------------------------------
Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

          SECTION 2.09. Optional Prepayments.  (a) The Borrower may, upon at
                        --------------------
least 1 Domestic Business Days' notice to the Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000 or any larger integral multiple of $500,000 (or any lesser amount equal to the outstanding balance of such Loan), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks included in such Base Rate Borrowing.

          (b) Subject to any payments required pursuant to the terms of Article VIII for such Euro-Dollar Loan, upon 3 Domestic Business Day's prior written notice, the Borrower may prepay in minimum amounts of $3,000,000 or any larger integral multiple of $1,000,000 (or any lesser amount equal to the outstanding balance of such Loan) all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof.

          (c) Upon receipt of a notice of prepayment pursuant to this Section 2.09, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice, once received by the Agent, shall not thereafter be revocable by the Borrower.

          SECTION 2.10. Mandatory Prepayments.  (a) On each date on which the
                        ---------------------
Commitments are reduced pursuant to Section 2.07 or Section 2.08, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced.

     (b) On each date on which the aggregate principal amount of the Loans outstanding exceeds the Borrowing Base on such date, the Borrower shall repay or prepay such principal amount of the outstanding Loans (together with interest thereon and any amount due under Section 8.05(a)) as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the Borrowing Base on such date.

     (c) Each such payment or prepayment shall be applied ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority:(i) first, to Base Rate Loans; and (ii) secondly, to Euro-Dollar Loans.

          SECTION 2.11. General Provisions as to Payments.  (a) The Borrower
                        ---------------------------------
shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks.

          (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

          (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made.

          Each Bank which is not organized under the laws of the United States or any state thereof agrees, as soon as practicable after receipt by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided that if it is
                                                       -------------
unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

          In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.11(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any
                                                     -------------
time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

          Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.11(c) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

          SECTION 2.12. Computation of Interest and Fees.  Interest on Base Rate
                        --------------------------------
Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Commitment fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).


                                 ARTICLE III

                           CONDITIONS TO BORROWINGS

          SECTION 3.01. Conditions to First Borrowing.  The obligation of each
                        -----------------------------
Bank to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Agent of the following (as to the documents described in paragraphs (a),(c), (d)and (e) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Agent):

          (a) from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission of such executed counterpart, with the original to be sent to the Agent by overnight courier);

          (b) a duly executed Note for the account of each Bank complying with the provisions of Section 2.03 and a duly executed Guaranty and Contribution Agreement;

          (c) an opinion letter of Glass, McCullough, Sherrill & Harrold, counsel for the Borrower, dated as of the Closing Date, substantially in the form of Exhibit B and covering such additional matters relating to the
                 ---------
     transactions contemplated hereby as the Agent or any Bank may reasonably request;

          (d) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters
                                  ---------
     relating to the transactions contemplated hereby as the Agent may reasonably request;

          (e) a certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal
             ---------
     financial officer of the Borrower, to the effect that, to the best of his or her knowledge, (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the date of the first Borrowing hereunder;

          (f) all documents which the Agent or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, the Notes and the Contribution Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Agent, including, without limitation, a certificate of the Borrower substantially in the form of Exhibit H (the "Officer's
                                               ---------
     Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower and as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items for the Borrower (i) its Certificate of Incorporation, (ii) its Bylaws, (iii) a certificate of the Secretary of State of the State of its incorporation as to its good standing as a corporation incorporated therein, and (iv) the action taken by its Board of Directors authorizing the execution, delivery and performance of the Loan Documents to which it is a party;

          (g)  a Notice of Borrowing;

          (h) receipt of the initial Borrowing Base Certificate, showing the Borrowing Base as of last day of the Fiscal Quarter ending prior to the Closing Date;

          (i) termination and payment in full of the existing line of credit facility from Bankers Trust Company (and proceeds of Loans on the Closing Date may be used for such purpose);

          (j) review by the Agent of all applicable mortgage documents relating to the Cross Pointe Centre Property; and

          (k) receipt of all fees payable to the Agent on the Closing Date pursuant to the Agent's Letter Agreement.

In addition, if the Borrower desires funding of a Euro-Dollar Loan on the Closing Date, the Agent shall have received, the requisite number of days prior to the Closing Date, a funding indemnification letter satisfactory to it, pursuant to which (i) the Agent and the Borrower shall have agreed upon the interest rate, amount of Borrowing and Interest Period for such Euro-Dollar Loan, and (ii) the Borrower shall indemnify the Banks from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Euro-Dollar Loan on such date.

          SECTION 3.02. Conditions to All Borrowings.  The obligation of each
                        ----------------------------
Bank to make a Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions except as expressly provided in the last sentence of this Section 3.02:

          (a) receipt by the Agent of a Notice of Borrowing.

          (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

          (c) the fact that the representations and warranties of the Borrower and each Guarantor contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing; and

          (d) the fact that, immediately after such Borrowing, the conditions set forth in clauses (i) and (ii) of Section 2.01 shall have been satisfied.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section; provided that if
                                                                -------------
such Borrowing is a Borrowing which consists solely of a Refunding Loan, such Borrowing shall not be deemed to be such a representation and warranty to the effect set forth in Section 4.04(b) as to any event, act or condition having a Material Adverse Effect which has theretofore been disclosed in writing by the Borrower to the Banks.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          The Borrower and (by incorporation by reference in the Guaranty) the Guarantors, as expressly stated, each represents and warrants that:

          SECTION 4.01. Corporate Existence and Power.  The Borrower and each
                        ------------------------------
Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          SECTION 4.02. Corporate and Governmental Authorization; No
                        --------------------------------------------
Contravention.  The execution, delivery and performance by the Borrower of this
-------------
Agreement, the Notes and the other Loan Documents and by the Guarantors of the Guaranty (i) are within the Borrower's or such Guarantor's corporate powers,
(ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or any Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any Guarantor and
(v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of Guarantor.

          SECTION 4.03. Binding Effect.  This Agreement constitutes a valid and
                        ---------------
binding agreement of the Borrower enforceable in accordance with its terms, and the Notes, the Guaranty and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower and the Guarantor parties thereto, enforceable in accordance with their respective terms, provided that the enforceability hereof
                                        --------
and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

          SECTION 4.04. Financial Information.  (a) The consolidated balance
                        ----------------------
sheet of the Borrower as of December 31, 1996 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Ernst & Young LLP, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

          (b) Since December 31, 1996 there has been no event, act, condition or occurrence having a Material Adverse Effect.

          SECTION 4.05. No Litigation.  There is no action, suit or proceeding
                        --------------
pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity of or could impair the ability of the Borrower to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents.

          SECTION 4.06. Compliance with ERISA.  (a) The Borrower and each member
                        ----------------------
of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

          (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

          SECTION 4.07. Compliance with Laws; Payment of Taxes.  To the best of
                        ---------------------------------------
the Borrower's knowledge, the Borrower and its Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings. There have been filed on behalf of the Borrower and its Subsidiaries all material Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

          SECTION 4.08. Subsidiaries.  Each of the Borrower's Subsidiaries is a
                        ------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.08, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

          SECTION 4.09. Investment Company Act.  Neither the Borrower nor any of
                        -----------------------
its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.10. Public Utility Holding Company Act.  Neither the
                        -----------------------------------
Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

          SECTION 4.11. Ownership of Property; Liens.  Each of the Borrower and
                        -----------------------------
its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property which constitutes Eligible Property is subject to any Lien except as permitted in Section 5.18.

          SECTION 4.12. No Default.  To the best of Borrower's knowledge,
                        -----------
neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          SECTION 4.13. Full Disclosure.  All information heretofore furnished
                        ----------------
by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which could have or cause a Material Adverse Effect.

          SECTION 4.14. Environmental Matters.  (a) Except as set forth in
                        ----------------------
Schedule 4.14, to the best of the Borrower's knowledge, neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. (S) 300,
(ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

          (b) Except as set forth in Schedule 4.14, to the best of the Borrower's knowledge, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in the ordinary course of business in material compliance with all applicable Environmental Requirements.

          (c) Except as set forth in Schedule 4.14, to the best of the Borrower's knowledge, the Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses.

          SECTION 4.15. Capital Stock.  All Capital Stock, debentures, bonds,
                        --------------
notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in all material respects in accordance with all applicable laws, including, but not limited to, the "Blue

Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower, and all such shares which are owned by the Borrower are owned by it free and clear of any Lien or adverse claim (other than, with respect to any JDN Venture, any rights of first refusal and buy/sell obligations in favor of other parties to such JDN Venture).

          SECTION 4.16. Margin Stock.  Neither the Borrower nor any of its
                        -------------
Subsidiaries is engaged principally, or as a significant part of its business, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock (other than loans to employees for the purchase of Capital Stock pursuant to options granted by the Borrower), or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation G,T, U or X.

          SECTION 4.17. Insolvency.  After giving effect to the execution and
                        -----------
delivery of the Loan Documents and the making of the Loans under this Agreement:
(i) the Borrower will not (x) be "insolvent," within the meaning of such term as used in O.C.G.A. (S) 18-2-22 or as defined in (S) 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or
(z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA; and (ii) the obligations of the Borrower under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For purposes of this Section 4.17, "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

          SECTION 4.18. Insurance.  The Borrower and each of its Subsidiaries
                        ---------
has (either in the name of the Borrower or in such Subsidiary's own name), or has caused its tenants to obtain (or, for tenants approved by the Agent), to provide self-insurance with respect thereto), with financially sound and reputable insurance companies, all-risk insurance in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

          SECTION 4.19.  Real Estate Investment Trust.  The Borrower is
                         ----------------------------
qualified under the Code as a real estate investment trust.


                                 ARTICLE V

                                 COVENANTS

          The Borrower and (by incorporation by reference in the Guaranty) the Guarantors agree that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

          SECTION 5.01. Information.  The Borrower will deliver to each of the
                        ------------
Banks:

          (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, either (i) an executed copy of the Annual Report on Form 10K for such Fiscal Year, or (ii) a consolidated balance sheet of the Borrower and the


     Guarantors as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, in either case audited by Ernst & Young LLP or other independent public accountants of nationally recognized standing, with such audit opinion to be free of exceptions and qualifications not acceptable to the Required Banks;

          (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, either (i) an executed copy of the Quarterly Report on Form 10Q for such Fiscal Quarter, or (ii) a consolidated balance sheet of the Borrower and the

     Guarantors as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

          (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the
                                  ---------
     chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.05, 5.15, 5.16, 5.17, 5.20 through 5.25, inclusive, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed under Sections 5.20 through 5.24, inclusive, or
     Section 6.01(e) or (f) on the date of such financial statements;

          (e) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

          (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

          (i) within 45 days after the end of each Fiscal Quarter, a Borrowing Base Certificate as of the last day of the Fiscal Quarter just ended, and, prior to the date of any removal or addition of any Property from the Borrowing Base, a Borrowing Base Certificate as of such date, giving effect to such removal or addition;

          (j) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, operating statements for each Eligible Property for the period covered by such financial statements; and

          (k) from time to time such additional information regarding the financial position or business of the Borrower and the Guarantors as the Agent, at the request of any Bank, may reasonably request.

          SECTION 5.02. Inspection of Property, Books and Records.  The Borrower
                        ------------------------------------------
and the Guarantors will (i) keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower and the Guarantors agree to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

          SECTION 5.03. Maintenance of Existence.  The Borrower shall and the
                        ------------------------
Guarantors will each maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.

          SECTION 5.04. Dissolution.  Neither the Borrower nor any of the
                        -----------
Guarantors shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Guarantor, except an established stock repurchase program of which the Agent has been notified or through corporate reorganization to the extent permitted by
Section 5.05.

          SECTION 5.05. Consolidations, Mergers and Sales of Assets.  Neither
                        --------------------------------------------
the Borrower nor any of the Guarantors will consolidate or merge with or into, or acquire all or substantially all of the assets or stock of any other Person, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, provided that:
                      --------

          (i) the Borrower may merge with another Person if (x) such Person was organized under the laws of the United States of America or one of its states, (y) the Borrower is the corporation surviving such merger and (z) immediately after giving effect to such merger, no Default shall have occurred and be continuing;

          (ii) Guarantors may merge with one another, and the Guarantors may sell, lease or otherwise transfer assets to the Borrower;

          (iii) the foregoing limitation on the acquisition of all or substantially all the assets or stock of another Person shall not prohibit, during any Fiscal Quarter, the acquisition of all or substantially all of the assets or stock of another Person unless the aggregate assets or stock acquired in a single acquisition or series of related acquisitions of all or substantially all of the assets or stock of another Person by the Borrower and the Guarantors during such Fiscal Quarter constituted more than 20% of Gross Asset Value at the end of the most recent Fiscal Quarter immediately preceding such Fiscal Quarter; and

          (iv) the foregoing limitation on the sale, lease or other transfer of assets shall not prohibit, during any Fiscal Quarter, a transfer of assets (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred, when combined with all other assets transferred, by the Borrower and the Guarantors during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, constituted more than 20% of Gross Asset Value at the end of the most recent Fiscal Quarter immediately preceding such Fiscal Quarter.

     In the case of any Guarantor which transfers substantially all of its assets pursuant to clause (iv) of the preceding sentence, and in the case of any Guarantor the stock of which is being sold and with respect to which clause (iv) would have been satisfied if the transaction had been a sale of assets of such Guarantor, such Guarantor may dissolve and shall be entitled to obtain from the Agent a written release from the Guaranty, provided that it can demonstrate to
                                           --------
the reasonable satisfaction of the Agent that (A) it has repaid in full all Debt owed to the Borrower or any other Guarantor and (B) such sale was for cash and in the case of an asset transfer, the net cash proceeds received in connection therewith are being distributed to the Borrower as part of such dissolution, and upon obtaining such written release, it shall no longer be a Guarantor for any purpose hereunder.

          SECTION 5.06. Use of Proceeds.  The proceeds of the Loans may be used
                        ---------------
for working capital and general corporate purposes; provided, however, that no
                                                    -----------------
portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Section
5.17 would not be violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

          SECTION 5.07. Compliance with Laws; Payment of Taxes.  [(a)] The
                        ---------------------------------------
Borrower and the Guarantors will, and will cause each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Borrower and the Guarantors will pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the Property of the Borrower or any Guarantor, except liabilities being contested in good faith and against which, if requested by the Agent, the Borrower will set up reserves in accordance with GAAP.

          SECTION 5.08. Insurance.  The Borrower and the Guarantors will
                        ---------
maintain (either in the name of the Borrower or in such Guarantor's own name), or will cause its tenants to obtain, with financially sound and reputable insurance companies (or, for tenants which have been approved in writing by the Agent self insurance), all-risk insurance on all its property in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

          SECTION 5.09. Change in Fiscal Year.  The Borrower and each of the
                        ---------------------
Guarantors agrees that it will not change its Fiscal Year without the consent of the Required Banks.

          SECTION 5.10. Maintenance of Property.  The Borrower and each
                        -----------------------
Guarantor shall maintain all of its Properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

          SECTION 5.11. Environmental Notices.  The Borrower and each Guarantor
                        ---------------------
shall furnish to the Banks and the Agent prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing.

          SECTION 5.12. Environmental Matters.  The Borrower and the Guarantors
                        ---------------------
will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

          SECTION 5.13. Environmental Release.  The Borrower and each Guarantor
                        ---------------------
agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

          SECTION 5.14. Transactions with Affiliates.  Neither the Borrower nor
                        ----------------------------
any of the Guarantors shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Guarantor (which Affiliate is not the Borrower or a Guarantor), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

          SECTION 5.15. Restricted Payments.  The Borrower's Restricted Payments
                        -------------------
in any calendar year shall not exceed 95% of Funds from Operations for such period, unless the Borrower must pay out an amount in excess of 95% of Funds from Operations to permit the Borrower to preserve its status as a real estate investment trust under the applicable provision of the Code.

          SECTION 5.16. Loans or Advances.  Neither the Borrower nor any of the
                        -----------------
Guarantors shall make loans or advances to any Person except as permitted by
Section 5.17 and except:

          (i) loans or advances to employees and directors not exceeding $10,000,000 in the aggregate principal amount outstanding at any time;

          (ii) deposits required by government agencies or public utilities;

          (iii) loans or advances from the Borrower to a Guarantor or from a Guarantor to the Borrower or another Guarantor; and/or

          (iv) other loans and advances by the Borrower and the Guarantors to any JDN Venture which (x) are evidenced by notes (and, if requested by the Agent, acting at the direction of the Required Banks, with such notes, together with any related mortgage, have been assigned to and pledged with the Agent, for the benefit of itself and the Banks, as security for the payment of all obligations of the Borrower to the Agent and the Banks hereunder) and (y) are in an amount which, together with Investments permitted by clause (vi) of Section 5.17, do not exceed 15% of Gross Asset Value as of the end of the most recent Fiscal Quarter;

provided that after giving effect to the making of any loans, advances or
--------
deposits permitted by this Section, and no Default shall be in existence or be created thereby.

          SECTION 5.17. Investments.  Investments of the Borrower as of the
                        -----------
Closing Date (other than in Subsidiaries, which are set forth in Schedule 4.08), are set forth on Schedule 5.17. Neither the Borrower nor any of the Guarantors shall make Investments after the Closing Date in any Person except as permitted by Section 5.16 and except Investments in:

          (i) direct obligations of the United States Government maturing within one year;

          (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent;

          (iii) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition;

          (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's,; and

          (v) Investments consisting of the acquisition of all or substantially all of the assets or stock of another Person permitted by Section 5.05(iii); and/or

          (vi) other Investments by the Borrower and the Guarantors in an amount which, (x) together with loans and advances permitted by clause (iv) of
     Section 5.16, do not exceed 15% of Gross Asset Value as of the end of the most recent Fiscal Quarter, and (y) with respect to Investments in Persons over which, after giving effect to such Investment, the Borrower or the Guarantors do not have Control, do not exceed 5% of Gross Asset Value as of the end of the most recent Fiscal Quarter;

provided, however, immediately after giving effect to the making of any
-----------------
Investment, no Default shall have occurred and be continuing.

          SECTION 5.18. Liens on Eligible Property.  Neither the Borrower nor
                        --------------------------
any Guarantor will create, assume or suffer to exist any Lien on any Eligible Property now owned or hereafter acquired by it, except Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business; provided, however, that from and after the date the Borrower achieves a Debt
-----------------
Rating of at least BBB- from S&P or Baa3 from Moody's, and so long as no Event of Default is in existence when such rating is first achieved, and the Borrower has at that time furnished the Agent with a certificate to the effect that it is not aware of any Default in existence at such time, the covenant contained in this Section 5.18 shall terminate and be of no further force and effect.

          SECTION 5.19. Restrictions on Ability of Guarantors to Pay Dividends.
                        -------------------------------------------------------
The Borrower shall not permit any Guarantor to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Guarantor to (i) pay any dividends or make any other distributions on its Capital Stock or any other interest or (ii) make or repay any loans or advances to the Borrower or the parent of such Guarantor.

          SECTION 5.20. Ratio of Total Consolidated Liabilities to Gross Asset
                        ------------------------------------------------------
Value. The ratio of Total Consolidated Liabilities to Gross Asset Value shall at
-----
all times be equal to or less than 0.55 to 1.0.

          SECTION 5.21. Ratio of Total Secured Debt to Gross Asset Value. The
                        ------------------------------------------------
ratio of Total Secured Debt to Gross Asset Value shall at all times be equal to or less than: (i) until the earlier of (x) repayment in full of the REMIC Financing and (y) September 30, 1997, 0.45 to 1.00; and (ii) thereafter, 0.40 to 1.0.

          SECTION 5.22. Ratio of EBITDA to Consolidated Interest Expense.  The
                        ------------------------------------------------
ratio of EBITDA to Consolidated Interest Expense for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters will not be less than 2.0 to 1.00, calculated at the end of each Fiscal Quarter.

          SECTION 5.23. Ratio of Unencumbered Assets to Unsecured Funded Debt.
                        -------------------------------------------------------
The ratio of Unencumbered Assets to Unsecured Funded Debt shall at all times be equal to or greater than 1.75 to 1.00.

          SECTION 5.24. Ratio of Unsecured Net Operating Income to Unsecured
                        ----------------------------------------------------
Interest Expense.  The ratio of Unsecured Net Operating Income to Unsecured
----------------
Interest Expense shall at all times be equal to or greater than 1.75 to 1.0.

          SECTION 5.25. Guarantees.  Neither the Borrower nor any Guarantor will
                        ----------
create, assume or suffer to exist any Guarantees of Debt of other Persons, except (i) Guarantees in existence on the Closing Date in the aggregate amount of $36,643,000 and set forth on Schedule 5.25, (ii) Guarantees of Debt of the Borrower or other Guarantors and (iii) other Guarantees in an aggregate amount not exceeding at any time 10% of Gross Asset Value as of the last day of the Fiscal Quarter just ended.

          SECTION 5.26. Additional Revolving Credit. Neither the Borrower nor
                        ---------------------------
any Guarantor will create, assume or suffer to exist any Debt for money borrowed pursuant to revolving credit arrangements, except (i) Debt under this Agreement and (ii) other Debt of such type not to exceed at any time a maximum of $25,000,000 of principal and commitments.

          SECTION 5.27. Ownership.  The Borrower shall at all times own 100% of
                        ---------
JDN Structured Finance 1, Inc. and 99% of the capital stock of JDN Development Company, Inc.

          SECTION 5.28. Status as a REIT.  The Borrower shall at all times
                        ----------------
maintain its status as a real estate investment trust under the Code.

          SECTION 5.29. New Subsidiaries to Become Guarantors.  Any Subsidiary
                        -------------------------------------
acquired or created after the Closing Date, must become a Guarantor promptly upon becoming a Significant Subsidiary, and JDN Structured Finance 1, Inc., upon payment in full of the REMIC Financing must become a Guarantor promptly after such repayment (unless it is to be dissolved or merged into the Borrower contemporaneously with or shortly after such repayment), in each case by (x) executing and delivering to the Agent a counterpart of the Guaranty and a counterpart of the Contribution Agreement (which the Borrower agrees to execute when the initial Guarantor executes it), thereby becoming a party to each of them, (y) delivering to the Agent an opinion of counsel to such Subsidiary, in substantially the form and substance of Exhibit B, but limited to such
                                        ---------
Subsidiary and the Guaranty and Contribution Agreement, and excluding paragraph 2 thereof, and (z) delivering to the Agent documents pertaining to the Subsidiary reasonably requested by the Agent of the types described in paragraph
(f) of Section 3.01, but relating to the Guaranty and the Contribution
Agreement.

                                 ARTICLE VI

                                 DEFAULTS

          SECTION 6.01. Events of Default.  If one or more of the following
                        -----------------
events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

          (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.01(e), 5.01(i), 5.02(ii),

     5.03 through 5.06, inclusive, or Sections 5.17 through 5.29, inclusive; or

          (c) the Borrower or any Guarantor shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) or the Guaranty and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower or such Guarantor by the Agent at the request of any Bank or (ii) the Borrower or such Guarantor otherwise becomes aware of any such failure; or

          (d) any representation, warranty, certification or statement made by the Borrower or any Guarantor in Article IV of this Agreement or the Guaranty or in any certificate, financial statement or other document delivered pursuant to this Agreement or the Guaranty shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

          (e) the Borrower or any Guarantor shall fail to make any payment in respect of Debt in an aggregate principal amount outstanding in excess of $5,000,000 (other than the Notes) when due or within any applicable grace period; or

          (f) any event or condition shall occur which results in the acceleration of the maturity of Debt in an aggregate principal amount outstanding in excess of $5,000,000 of the Borrower, any Guarantor (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Guarantor); provided, however, that
                                                     -----------------
     there shall be excluded from the foregoing any Non-Recourse Mortgage Debt which, on a cumulative basis since the Closing Date, together with Non-Recourse Mortgage Debt of JDN Ventures permitted by the proviso in paragraph (g) below, does not exceed $20,000,000 in aggregate principal amount; or

          (g) failure of any JDN Venture to make any payment when due, including payment of principal or interest (whether by acceleration or otherwise), on any obligation of such JDN Venture, the aggregate outstanding principal amount of which (whether or not then due) exceeds $5,000,000, or there shall occur any event or condition which results in the acceleration of the maturity of such obligation (including, without limitation, any required mandatory prepayment of "put" to such JDN Venture or to the Borrower or any Guarantor) or the termination of any commitment pertaining thereto; provided, however, that there shall be excluded from
                         -----------------
     the foregoing any Non-Recourse Mortgage Debt which, on a cumulative basis since the Closing Date, together with Non-Recourse Mortgage Debt of the Borrower and the Guarantors permitted by the proviso in paragraph (f) above, does not exceed $20,000,000 in aggregate principal amount; or

          (h) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

          (i) an involuntary case or other proceeding shall be commenced against the Borrower or any Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Guarantor under the federal bankruptcy laws as now or hereafter in effect; or

          (j) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated;

          (k) one or more judgments or orders for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

          (l) a federal tax lien shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

          (m) (i) any Person or two or more Persons acting in concert, other than J. Donald Nichols, Elizabeth L. Nichols or their immediate family members, or trusts or other entities established for the benefit of any of them, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange\Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

          (n) the occurrence of any event, act, occurrence, or condition which the Required Banks determine has caused a Material Adverse Effect.

then, and in every such event, (i) the Agent shall, if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) the Agent shall, if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that
                                                                 --------
if any Event of Default specified in paragraph (h) or (i) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks. Following acceleration of the Notes by the Agent, nothing contained in this Agreement shall limit the right of a Bank from initiating or conducting any litigation or collection proceedings, or from exercising any other rights or remedies, with respect to the Note on which it is named as payee.

          SECTION 6.02. Notice of Default.  The Agent shall give notice to the
                        -----------------
Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                 ARTICLE VII

                                 THE AGENT

          SECTION 7.01. Appointment; Powers and Immunities.  Each Bank hereby
                        ----------------------------------
irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

          SECTION 7.02. Reliance by Agent.  The Agent shall be entitled to rely
                        -----------------
upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          SECTION 7.03. Defaults.  The Agent shall not be deemed to have
                        --------
knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

          SECTION 7.04. Rights of Agent and its Affiliates as a Bank.  With
                        --------------------------------------------
respect to the Loans made by the Agent and any Affiliate of the Agent, Wachovia in its capacity as a Bank hereunder and any Affiliate of the Agent or such Affiliate in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though Wachovia were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any Affiliate of the Agent in its individual capacity. The Agent and any Affiliate of the Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of the Borrower's Affiliates) as if Wachovia were not acting as the Agent, and the Agent and any Affiliate of the Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

          SECTION 7.05. Indemnification.  Each Bank severally agrees to
                        ---------------
indemnify the Agent, to the extent the Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative out of pocket costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Bank shall
                                                     --------
be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

          SECTION 7.06  Consequential Damages.  THE AGENT SHALL NOT BE
                        ---------------------
RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          SECTION 7.07. Payee of Note Treated as Owner.  The Agent may deem and
                        ------------------------------
treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

          SECTION 7.08. Nonreliance on Agent and Other Banks.  Each Bank agrees
                        ------------------------------------
that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

          SECTION 7.09. Failure to Act.  Except for action expressly required of
                        --------------
the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

          SECTION 7.10. Resignation or Removal of Agent.  Subject to the
                        -------------------------------
appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the Required Banks.

Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.


                                 ARTICLE VIII

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

          SECTION 8.01. Basis for Determining Interest Rate Inadequate or
                        -------------------------------------------------
Unfair.  If on or prior to the first day of any Interest Period:
------

          (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

          (b) the Required Banks advise the Agent that the London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding the Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans specified in such notice shall be suspended. Unless the Borrower notifies the Agent at least 2 Domestic Business Days before the date of any Borrowing of such Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

          SECTION 8.02. Illegality.  If, after the date hereof, the adoption of
                        ----------
any applicable law, rule or regulation, or any change therein or any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 8.05(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

          SECTION 8.03. Increased Cost and Reduced Return.  (a) If after the
                        ---------------------------------
date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any
Authority:

          (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

          (ii) shall impose on any Bank (or its Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank.

A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d) The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

          SECTION 8.04. Base Rate Loans Substituted for Euro-Dollar Loans.  If
                        -------------------------------------------------
(i) the obligation of any Bank to make or maintain any Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

          (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

          SECTION 8.05. Compensation.  Upon the request of any Bank, delivered
                        ------------
to the Borrower and the Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

          (a) any payment or prepayment (pursuant to Section 2.09, 2.10, 6.01,
8.02 or otherwise) of a Euro-Dollar Loan on a date other than the last day of an Interest Period for such Loan; or

          (b) any failure by the Borrower to prepay a Euro-Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

          (c) any failure by the Borrower to borrow a Euro-Dollar Loan on the date for the Euro-Dollar Borrowing of which such Euro-Dollar Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02;

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein over
(y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

          SECTION 9.01. Notices.  All notices, requests and other communications
                        -------
to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the confirmation is received,
(ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II or Article VIII shall not be
--------
effective until received.

          SECTION 9.02. No Waivers.  No failure or delay by the Agent or any
                        ----------
Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 9.03. Expenses; Documentary Taxes.  The Borrower shall pay (i)
                        ---------------------------
all out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Agent and the Banks, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

          SECTION 9.04. Indemnification.  The Borrower shall indemnify the
                        ---------------
Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Person to be indemnified.

          SECTION 9.05. Setoff; Sharing of Setoffs.  (a) The Borrower hereby
                        --------------------------
grants to the Agent and each Bank a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or any such Bank or otherwise in the possession or control of the Agent or any such Bank for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or any such Bank, whether now existing or hereafter established hereby authorizing the Agent and each Bank at any time or times with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Banks and/or the Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or any such Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee.

          (b) Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that
                                                                 --------
(i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

          SECTION 9.06. Amendments and Waivers.  (a) Any provision of this
                        ----------------------
Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that, unless signed by all Banks, no
                                 --------
such amendment or waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees (other than fees payable to the Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release any Guarantee given to support payment of the Loans, or (ix) change the definition of "Borrowing Base".

          (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement except through the Agent, unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

          SECTION 9.07. No Margin Stock Collateral.  Each of the Banks
                        --------------------------
represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

          SECTION 9.08. Successors and Assigns.  (a)  The provisions of this
                        ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not
                                             --------
assign or otherwise transfer any of its rights under this Agreement.

          (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guarantee given to support payment of the Loans. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time.

          (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all or a proportionate part of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Agent (and, in the case of an Assignee that is not then a Bank, subject to clause (iii) below, by the Borrower); provided that (i) no interest may be sold
                                      --------
by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) if a Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000, (iii) except during the continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank (or an Affiliate of a Bank) without the consent of the Borrower and the Agent, which consent shall not be unreasonably withheld, and (iv) a Bank may not have more than 3 Assignees that are not then Banks at any one time. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $2,500 to the Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new
Note is issued to each of such Assignee and such transferor Bank.

          (d) Subject to the provisions of Section 9.09, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

          (e) No Transferee shall be entitled to receive any greater payment under Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (f) Anything in this Section 9.08 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or
      --------
obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

          SECTION 9.09. Confidentiality.  Each Bank agrees to exercise
                        ---------------
commercially reasonable efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall
                                        --------
prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank,
(iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09; provided
                                                                      --------
that should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, to the extent permitted by law, any relevant Bank shall promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, no Bank shall be required to delay
                    --------  -------  ----
compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

          SECTION 9.10. Representation by Banks.  Each Bank hereby represents
                        -----------------------
that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided that, subject
                                                         --------
to Section 9.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

          SECTION 9.11. Obligations Several.  The obligations of each Bank
                        -------------------
hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

          SECTION 9.12. Georgia Law.  This Agreement and each Note shall be
                        -----------
construed in accordance with and governed by the law of the State of Georgia.

          SECTION 9.13. Severability.  In case any one or more of the provisions
                        ------------
contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

          SECTION 9.14. Interest.  In no event shall the amount of interest, and
                        --------
all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Agent or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable , against the Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Agent or any Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Agent and each Bank shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

          SECTION 9.15. Interpretation.  No provision of this Agreement or any
                        --------------
of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

          SECTION 9.16. Waiver of Jury Trial; Consent to Jurisdiction.  The
                        ---------------------------------------------
Borrower (a) and each of the Banks and the Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) agrees that service of process may be made upon it in the manner prescribed in Section

9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

          SECTION 9.17. Counterparts.  This Agreement may be signed in any
                        ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION 9.18. Source of Funds -- ERISA.  Each of the Banks hereby
                        ------------------------
severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Bank to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Bank in which any employee benefit plan (or its related trust) has any interest nor
(ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.


              [Signatures are contained on the following pages.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.


                              JDN REALTY CORPORATION        (SEAL)


                              By:
                                 --------------------------------------
                                 Title:

                              JDN Realty Corporation
                              3340 Peachtree Road, NE
                              Suite 1530
                              Atlanta, Georgia 30326
                              Attention: William J. Kerley
                                         Chief Financial Officer
                              Telecopier number:   404-364-6444
                              Confirmation number: 404-262-3252

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

COMMITMENTS                   WACHOVIA BANK OF GEORGIA, N.A.,
-----------                   as Agent and as a Bank        (SEAL)

$49,500,000
                              By:
                                 -------------------------------------
                                 Title:

                              Lending Office
                              --------------
                              Wachovia Bank of Georgia, N.A.
                              191 Peachtree Street, N.E.
                              Atlanta, Georgia 30303-1757
                              Attention: Syndications Group
                              Telecopier number:   404-332-4005
                              Confirmation number: 404-332-6971

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                              PNC BANK OF KENTUCKY, INC.    (SEAL)


$35,000,000                   By:
                                 ---------------------------------------
                                 Title:

                              Lending Office
                              --------------
                              PNC Bank of Kentucky, Inc.
                              500 W. Jefferson
                              Suite 1200
                              Louisville, Kentucky  40202
                              Attention:  Ms. Denise F. Fazio
                              Telecopier number: 502-581-3919
                              Confirmation number:  502-3334

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

$20,000,000                   BANKERS TRUST COMPANY  (SEAL)

                              By:
                                 ----------------------------------------
                                 Title:

                              Lending Office
                              --------------
                              Bankers Trust Company
                              280 Park Avenue, Floor 21 West
                              New York, New York  10017
                              Attention: Mr. Alexander B.V. Johnson
                              Telecopier number: 212-454-1733
                              Confirmation number: 212-454-4171

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

$15,250,000                   COMMERZBANK, A.G., ATLANTA
                                    AGENCY                  (SEAL)


                              By:
                                 ------------------------------------------
                                 Title:

                              By:
                                 -----------------------------------------
                                 Title:

                              Lending Office
                              --------------
                              Commerzbank, A.G., Atlanta Agency
                              1230 Peachtree Street
                              Promanade 2, 35th Floor
                              Atlanta, Georgia  30309
                              Attention: Mr. Mark Wortmann
                              Telecopier number: 404-888-6539
                              Confirmation number: 404-888-6518

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

$15,250,000                   MELLON BANK, N.A.  (SEAL)


                              By:
                                 ------------------------------------------
                                 Title:

                              Lending Office
                              --------------
                              Mellon Bank, N.A.
                              Mellon Bank Center
                              1735 Market Street
                              Room 193-0425
                              Philadelphia, PA  19103
                              Attention: Mr. Brant Henderson
                              Telecopier number: 215-553-3472
                              Confirmation number: 215-553-3649

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

$15,000,000                   THE BANK OF NOVA SCOTIA  (SEAL)


                              By:
                                 ----------------------------------------
                                 Title:

                              Lending Office
                              --------------
                              Bank of Nova Scotia
                              The Bank of Nova Scotia
                              One Liberty Plaza
                              New York, New York  10006
                              Attention: Mr. Nick Voulgaris
                              Telecopier number: 212-225-5168
                              Confirmation number: 212-225-5157


TOTAL COMMITMENTS:

$150,000,000

                                                                      EXHIBIT A
                                                                      ---------


                                     NOTE

                               Atlanta, Georgia
                                 May 23, 1997


          For value received, JDN REALTY CORPORATION, a Maryland corporation (the "Borrower"), promises to pay to the order of
                                                  , a                      (the
--------------------------------------------------    --------------------
"Bank"), for the account of its Lending Office, the principal sum of
                                                                     ----------
                                    AND NO/100 DOLLARS ($            ), or such
-----------------------------------                      ------------
lesser amount as shall equal the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

          All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that
                                                                  --------
the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Note is one of the Notes referred to in the Credit Agreement dated as of May 23, 1997 among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the

Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Note is collected by law or through an attorney at law.

          The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                       JDN REALTY CORPORATION        (SEAL)


                                       By:
                                           --------------------------
                                           Title:

                        LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------
           Base Rate       Amount     Amount of
           or Euro-        of         Principal     Maturity     Notation
Date       Dollar Loan     Loan       Repaid        Date         Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT B
                                                                      ---------


                                  OPINION OF
                           COUNSEL FOR THE BORROWER
                           ------------------------


                                                       [Dated as provided in
                                                        Section 3.01 of
                                                        the Credit Agreement]


To the Banks and the Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group

Dear Sirs:

         We have acted as counsel for JDN Realty Corporation, a Maryland corporation (the "Borrower"), in connection with the Credit Agreement (the "Credit Agreement") dated as of May 23, 1997, among the Borrower, the banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. We have assumed for purposes of our opinions set forth below that the execution and delivery of the Credit Agreement by each Bank and by the Agent have been duly authorized by each Bank and by the Agent.

         Upon the basis of the foregoing, we are of the opinion that:

         1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Maryland and has all corporate powers required to carry on its business as now conducted. [INCLUDE SIMILAR OPINION AS TO EACH SUBSIDIARY]

         2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official,
(iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument which to our knowledge is binding upon the Borrower and (v) to our knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         3. The Credit Agreement constitutes a valid and binding agreement of the Borrower, enforceable against it in accordance with its terms, and the Notes constitute valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by: (i) bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         4. To our knowledge, there is no action, suit or proceeding pending, or threatened, against or affecting the Borrower before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower or which in any manner questions the validity or enforceability of the Credit Agreement or any Note.

         5. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         6. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

    We are qualified to practice in the State of Georgia and do not purport to be experts on any laws other than the laws of the United States and the State of Georgia and this opinion is rendered only with respect to such laws, and, as expressly provided and subject to the limitations contained in the last sentence of this paragraph, the corporate law of the State of Maryland. We have made no independent investigation of the laws of any other jurisdiction. As to (x) the opinions expressed in paragraph 1 with respect to as to due incorporation, valid existence and good standing in Maryland of the Borrower, our opinion is based solely on our review of the good standing certificate issued by the Secretary of State of Maryland dated May __, 1997, and (y) the opinions expressed in paragraph 1 and clause (ii) of paragraph 2 with respect to the Borrower's corporate powers under Maryland law, we have relied solely on our review of Sections 2-101 through 2-104, inclusive, of the Maryland General Corporation Law, and our review of the Borrower's Articles of Incorporation and Bylaws and relevant resolutions of its Board of Directors.

    This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you, any Assignee, Participant or other Transferee under the Credit Agreement, and Jones, Day, Reavis & Pogue without our prior written consent.

                                       Very truly yours,

                                                                      EXHIBIT C
                                                                      ---------


                                  OPINION OF
                  JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                                 FOR THE AGENT
                                ---------------


                                                       [Dated as provided in
                                                        Section 3.01 of
                                                        the Credit Agreement]


To the Banks and the Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-175
Attention: Syndications Group

Dear Sirs:

         We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of May 23, 1997, among JDN Realty Corporation, a Maryland corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks") and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower, each Note constitutes valid and binding obligations of the Borrower, enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided that such additional laws
                                             --------
do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement or the Notes, except for the economic consequences of any procedural delay which may result from such laws.

    In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Agent or any of the Banks with any state or federal laws or regulations applicable to the Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agent or any of the Banks.

    This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                       Very truly yours,

                                                                      EXHIBIT D
                                                                      ---------


                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------
                        Dated                   ,
                              -------------- ---  ----


         Reference is made to the Credit Agreement dated as of May 23, 1997 (together with all amendments and modifications thereto, the "Credit Agreement") among JDN Realty Corporation, a Maryland corporation (the "Borrower"), the Banks (as defined in the Credit Agreement) and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

                                                                          (the
         ----------------------------------------------------------------
"Assignor") and                                          (the "Assignee")
                ----------------------------------------
agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the
Assignor, a       % interest in and to all of the Assignor's rights and
            -----
obligations under the Credit Agreement as of the Effective Date (as defined
below) (including, without limitation, a      % interest (which on the Effective
                                         -----
Date hereof is $          ) in the Assignor's Commitment and a        interest
                ----------                                    --------
(which on the Effective Date hereof is $               ) in the Loans owing to
                                        ---------------
the Assignor and a    % interest in the Note[s] held by the Assignor (which on
                   ---
the Effective Date hereof is $          ).
                              ----------

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments
thereof which have not yet become effective) is $           and the aggregate
                                                 ----------
outstanding principal amount of Loans owing to it (without giving effect to
assignments thereof which have not yet become effective) is $                 ;
                                                             -----------------
(ii) makes no representation or warranty and assumes no
responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1 above and requests
that the Agent exchange such Note[s] for [a new Note dated              ,
                                                           -------------  ----
in the principal amount of $           payable to the order of the Assignee [new
                            ----------
Notes as follows: a (i) Note dated                 ,      in the principal
                                   ----------------  ----
amount of $              payable to the order of the Assignor and (ii) a Note
           -------------
dated           ,      in the principal amount of $               payable to the
      ----------  ----                             --------------
order of the Assignee.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action, (viii) makes the representation and warranty contained in Section 9.18 of the Credit Agreement[, and (ix) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].

         4.   The Effective Date for this Assignment and Acceptance shall be
             ,      (the "Effective Date").  Following the execution of this
-------------  ----
Assignment and Acceptance, it will be delivered to the Agent for execution and acceptance by the Agent and to the Borrower for execution by the Borrower.

         5. Upon such execution and acceptance by the Agent [and execution by the Borrower] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

         6. Upon such execution and acceptance by the Agent [and execution by the Borrower] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Agent directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.


                                       [NAME OF ASSIGNOR]


                                       By:
                                          ---------------------------
                                          Title:


                                       [NAME OF ASSIGNEE]


                                       By:
                                          ---------------------------
                                          Title:

                                       Lending Office:
                                       [Address]

                                       WACHOVIA BANK OF GEORGIA, N.A.,
                                       As Agent

                                       By:
                                          --------------------------
                                          Title:


                                       JDN REALTY CORPORATION
                                       IF REQUIRED BY THE CREDIT AGREEMENT


                                       By:
                                          --------------------------
                                          Title:

                                                                      EXHIBIT E
                                                                      ---------


                              NOTICE OF BORROWING
                              -------------------


                                            ,
                             ---------------  ----


Wachovia Bank of Georgia, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention: Syndications Group

     Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of May 23, 1997 by and among JDN Realty Corporation, the Banks from time to time parties thereto, and Wachovia Bank of Georgia, N.A., as Agent.

Gentlemen:

     Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

     This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

     The Borrower hereby requests a [Euro-Dollar Borrowing] [Base Rate
Borrowing] in the aggregate principal amount of $            to be made on
                                                 -----------
            ,     , and for interest to accrue thereon at the rate established
------------  ----
by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans]. The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months] [30 days].

     The amount available to be borrowed under Section 2.01 of the Credit Agreement, net of amounts to be paid with the proceeds of this Borrowing, is as follows:

     (a) Aggregate amount of Commitments           $______________

     (b) Borrowing Base per most recent
         Borrowing Base Certificate                $______________

     (c) Principal amount outstanding under
         Loans                                     $______________

     (e) Amount available to be borrowed
         (lesser of (a) and (b), less (c))         $______________

     The Borrower has caused this Notice of Borrowing to be executed and
delivered by its duly authorized officer this       day of            ,     .
                                              -----        -----------  ----


                                       JDN REALTY CORPORATION



                                       By:
                                          -------------------------------
                                          Title:

                                                                      EXHIBIT F
                                                                      ---------


                            COMPLIANCE CERTIFICATE
                            ----------------------



         Reference is made to the Credit Agreement dated as of May 23, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement") by and among JDN Realty Corporation, the Banks from time to time parties thereto, and Wachovia Bank of Georgia, N.A., as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 5.01(c) of the Credit Agreement,                ,
                                                              ---------------
the duly authorized                        of the Borrower, hereby (i) certifies
                    ----------------------
to the Agent and the Banks that the information contained in the Compliance
Check List attached hereto is true, accurate and complete as of           ,
                                                                ----------
      , and that no Default is in existence on and as of the date hereof and
------
(ii) restates and reaffirms that the representations and warranties contained in
Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.


                                       JDN REALTY CORPORATION


                                       By:
                                          ----------------------------------
                                          Its:

                             COMPLIANCE CHECK LIST
                            JDN REALTY CORPORATION
                          --------------------------

                                              ,
                          --------------------  ----


1.  Ratio of Consolidated Total Liabilities to Gross Asset Value
    (Section 5.20)

    The ratio of Total Consolidated Liabilities to Gross Asset Value shall at all times be equal to or less than 0.55 to 1.0.

    (a)  Total Consolidated Liabilities
         Schedule 1                                    $
                                                        ---------

    (b)  Gross Asset Value    Schedule 2               $
                                                        ---------

    (c)  Actual ratio of (a) to (b)                           to 1.0
                                                       ------

         Maximum ratio                                   0.55 to 1.0

2.  Ratio of Total Secured Debt to Gross Asset Value (Section 5.21)

    The ratio of Total Secured Debt to Gross Asset Value shall at all times be equal to or less than: (i) until the earlier of (x) repayment in full of the REMIC Financing and (y) September 30, 1997, 0.45 to 1.00; and (ii) thereafter, 0.40 to 1.0.

    (a)  Total Secured Debt  Schedule 3                $
                                                        ---------

    (b)  Gross Asset Value   Schedule 2                $
                                                        ---------

    (c)  Actual ratio of (a) to (b)                           to 1.0
                                                       ------

         Maximum ratio                                 [0.45 to 1.0]
                                                       [0.40 to 1.0]

3.  Ratio of EBITDA to Consolidated Interest Expense (Section 5.22)

    The ratio of EBITDA to Consolidated Interest Expense for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters will not be less than 2.0 to 1.00, calculated at the end of each Fiscal Quarter.

    (a)  EBITDA         Schedule 4                     $
                                                        ---------

    (b)  Consolidated Interest Expense                 $
                                                        ---------

    (c)  actual ratio of (a) to (b)                           to 1.0
                                                       ------

         Minimum ratio                                 2.0 to 1.0

4.  Ratio of Unencumbered Assets to Unsecured Funded Debt  (Section 5.23)

    The ratio of Unencumbered Assets to Unsecured Funded Debt shall at all times be equal to or greater than 1.75 to 1.00.

    (a)  Net Operating Income from each
         Property not subject to a Mortgage
         Schedule 5                                    $
                                                        ---------

    (b)  10 times (a)                                  $
                                                        ---------

    (c)  4 times (b)                                   $
                                                        ---------

    (d)  book value of all Construction in Progress    $
                                                        ---------

    (e)  sum of (c) and (d)                            $
                                                        ---------

    (f)  Unsecured Funded Debt    Schedule 6           $
                                                        ---------

    (g)  Actual ratio of (e) to (f)                           to 1.0
                                                       ------

         Minimum ratio                                 1.75 to 1.0

5. Ratio of Unsecured Net Operating Income to Unsecured Interest Expense (Section 5.24)

    The ratio of Unsecured Net Operating Income to Unsecured Interest Expense shall at all times be equal to or greater than 1.75 to 1.0.

    (a) Unsecured Net Operating Income Schedule 5      $
                                                        ---------

    (b) Unsecured Interest Expense/2/                  $
                                                        ---------

    (c) Actual ratio of (a) to (b)                            to 1.0
                                                       ------

        Minimum ratio                                  1.75 to 1.0

6.  Restricted Payments (Section 5.15)/3/

    The Borrower's Restricted Payments in any calendar year shall not exceed 95% of Funds from Operations for such period, unless (i) the Borrower must pay out an amount in excess of 95% of Funds from Operations to permit the Borrower to preserve its status as a real estate investment trust under the applicable provision of the Code.

    (a) Restricted Payments for current
        calendar year                                  $
                                                        ---------

    (b) Funds from Operations for current
        calendar year  Schedule 7                      $
                                                        ---------

    (c) 95% of (b)                                     $
                                                        ---------

        Limitation: (a) may not exceed (c)

7.  Guarantees (Section 5.25)

    Neither the Borrower nor any Guarantor will create, assume or suffer to exist any Guarantees of Debt of other Persons, except (i) Guarantees in
    existence on the Closing Date in the aggregate amount of $          , (ii)
                                                              ----------
    Guarantees of Debt of the Borrower or other Guarantors and (iii) other Guarantees in an aggregate amount not exceeding at any time 10% of Gross Asset Value as of the last day of the Fiscal Quarter just ended.

    (a)  Amount Guaranteed by other Guarantees
         not permitted by clauses (i) and (ii)         $
                                                        ---------
---------------
/2/ Include only Consolidated Interest Expense for Fiscal Quarter attributable to Unsecured Funded Debt.

/3/ Include this paragraph 6 and Schedule 7 only with the first Compliance
    Certificate furnished after the end of each Fiscal Year.

    (b)  Gross Asset Value    Schedule 2               $
                                                        ---------

    (c)  10% of (b)                                    $
                                                        ---------
         Limitation: (a) may not exceed (c)

8.  Consolidations, Mergers and Sales of Assets (Section 5.05)

    Neither the Borrower nor any of the Guarantors will consolidate or merge with or into, or acquire all or substantially all of the assets or stock of any other Person, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, provided that:
                                                         --------------

              [(i) . . . (ii)]

              (iii) the foregoing limitation on the acquisition of all or substantially all the assets or stock of another Person shall not prohibit, during any Fiscal Quarter, the acquisition of all or substantially all of the assets or stock of another Person unless the aggregate assets or stock acquired in a single acquisition or series of related acquisitions of all or substantially all of the assets or stock of another Person by the Borrower and the Guarantors during such Fiscal Quarter constituted more than 20% of Gross Asset Value at the end of the most recent Fiscal Quarter immediately preceding such Fiscal Quarter; and

              (iv) the foregoing limitation on the sale, lease or other transfer of assets shall not prohibit, during any Fiscal Quarter, a transfer of assets (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred, when combined with all other assets transferred by the Borrower and the Guarantors during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, constituted more than 20% of Gross Asset Value at the end of the most recent Fiscal Quarter immediately preceding such Fiscal Quarter.

    (a)  Aggregate amount of assets or stock
         acquired in a single acquisition or
         series of related acquisitions
         during Fiscal Quarter just ended              $
                                                        ---------

    (b)  Gross Asset Value   Schedule 2                $
                                                        ---------

    (c)  20% of (b)                                    $
                                                        ---------

         Limitation:  (a) may not exceed (c)

    (d)  Aggregate amount of assets sold
         during Fiscal Quarter just
         ended                                         $
                                                        ---------

    (e)  Aggregate amount of assets sold
         during 3 prior Fiscal Quarters                $
                                                        ---------

    (f)  Sum of (d) and (e)                            $
                                                        ---------

         Limitation: (f) may not exceed (c)

9.  Loans or Advances (Section 5.16)

    Neither the Borrower nor any of the Guarantors shall make loans or advances to any Person except as permitted by Section 5.17 and except:

              (i) loans or advances to employees and directors not exceeding $10,000,000 in the aggregate principal amount outstanding at any time;

              [(ii) . . .  (iii)]

              (iv) other loans and advances by the Borrower and the Guarantors to any JDN Venture which (x) are evidenced by notes (and, if requested by the Agent, acting at the direction of the Required Banks, with such notes, together with any related mortgage, have been assigned to and pledged with the Agent, for the benefit of itself and the Banks, as security for the payment of all obligations of the Borrower to the Agent and the Banks hereunder) and (y) are in an amount which, together with Investments permitted by clause (vi) of Section 5.17, do not exceed 15% of Gross Asset Value as of the end of the most recent Fiscal Quarter;

    (a)  Loans and advances to officers
         and directors                                 $
                                                        ---------

         Limitation                                    $10,000,000

    (b)  Other loans and advances evidenced by
         notes (and, if required, pledged with
         Agent) and not
         permitted by clauses (i) through (iii)        $
                                                        ---------

    (c)  See line (e) and "Limitation" of paragraph 10 below

10. Investments (Section 5.17)

    Investments of the Borrower as of the Closing Date (other than in Subsidiaries, which are set forth in Schedule 4.08), are set forth on
    Schedule 5.17. Neither the Borrower nor any of the Guarantors shall make Investments after the Closing Date in any Person except as permitted by
    Section 5.16 and except Investments in:

         [(i) . . . (v)]

         (vi) other Investments by the Borrower and the Guarantors in an amount which, (x) together with loans and advances permitted by clause (iv) of
    Section 5.16, do not exceed 15% of Gross Asset Value as of the end of the most recent Fiscal Year, and (y) with respect to Investments in Persons over which, after giving effect to such Investment, the Borrower or the Guarantors do not have Control, do not exceed 5% of Gross Asset Value as of the end of the most recent Fiscal Year;

    (a)  Line (b) of paragraph 9 above                 $
                                                        ---------

    (b)  Other Investments not permitted by
         clauses (i) through (v)                       $
                                                        ---------

    (c)  Sum of (a) and (b)                            $
                                                        ---------

    (d)  Gross Asset Value   Schedule 2                $
                                                        ---------

    (e)  15% of (d)                                    $
                                                        ---------

         Limitation: (c) may not exceed (e)

    (f)  Investments included in line (b) in
         Persons over which the Borrower or the

         Guarantors do not have control                $
                                                        ---------

    (g)  5% of (d)                                     $
                                                        ---------

         Limitation: (f) may not exceed (g)

                                                                     Schedule 1
                                                                     ----------

                        Total Consolidated Liabilities
                        ------------------------------

    (a)  Consolidated Liabilities                      $
                                                        ---------

    (b)  Debt Guaranteed by Borrower or any
         Guarantor                                     $
                                                        ---------

    (c)  face amount of all letters of credit
         issued for the account of the Borrower
         or any Guarantor                              $
                                                        ---------

    TOTAL CONSOLIDATED LIABILITIES (sum of (a)
    through (c)                                        $
                                                        ---------

                                                                     Schedule 2
                                                                     ----------

                               Gross Asset Value
                               -----------------

    (a)  Net Operating Income for the 3 month
         period ending on the last day of the
         month just ended prior to the date of
         determination, from each Stabilized
         Property and the Cross Pointe Centre
         Property                                      $
                                                        ---------

    (b)  40 times (a)                                  $
                                                        ---------

    (c)  book value of Construction in Progress        $
                                                        ---------

    (d)  principal balance as of the last day
         of the Fiscal Quarter just ended of
         (x) the Debt of JDN Development Company,
         Inc. listed on Schedule 1.01 which was
         Guaranteed by the Borrower                    $
                                                        ---------

    (e)  principal amount of Borrower's 50%
         Guarantee of Debt of Dogwood Drive, LLC,
         not to exceed $4,950,000                      $
                                                        ---------

    (f)  for all Guarantors which are not
         Consolidated Entities, the book value
         of the Borrower's or any other
         Guarantor's interest therein                  $
                                                        ---------

    GROSS ASSET VALUE (sum of (b) through (f)          $
                                                        ---------

                                                                     Schedule 3
                                                                     ----------

                              Total Secured Debt/4/
                              -------------------



                                               INTEREST   FINAL
                                               RATE/5/   MATURITY     TOTAL
                                               -------   --------   ---------
Money Borrowed
--------------

                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
         Total Money Borrowed                                       $
                                                                     --------

Deferred Purchase Price/6/
--------------------------

                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
         Total Deferred Purchase Price                              $
                                                                     --------
---------------
/4/ Include only Debt secured by a Mortgage

/5/ If rate is fixed, insert contract rate. If rate is floating, state that.

/6/ Exclude trade accounts payable in the ordinary course of business.

Capital Leases in which Borrower is the Tenant
----------------------------------------------

                                                                    $
   --------------------------------------------------------------    --------
-
                                                                    $
   --------------------------------------------------------------    --------
-
         Total Capital Leases                                       $
                                                                     --------

Letter of Credit Reimbursement
Obligations
-----------

                                                                    $
   --------------------------------------------------------------    --------
-
                                                                    $
   --------------------------------------------------------------    --------
-
         Total Letter of Credit
         Reimbursement Obligations                                  $
                                                                     --------

Guarantees of Debt of Persons other than Borrower and Guarantors
----------------------------------------------------------------

                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
                                                                    $
   ----------------------------                -------   --------    --------
-
         TOTAL SECURED DEBT                                         $
                                                                     ========

                                                                     Schedule 4
                                                                     ----------

                                    EBITDA
                                    ------

    quarter
---         ---
    consolidated net income                       $
                                                   ---------
    less extraordinary gains                     ($         )
                                                   ---------
    plus extraordinary losses                     $
                                                   --------
    plus Consolidated Interest Expense            $
                                                   --------
    plus taxes on income                          $
                                                   --------
    plus depreciation and amortization            $
                                                   --------
    plus other non-cash charges                   $
                                                   --------
         Total                                    $
                                                   --------

    quarter
---         ---
    consolidated net income                       $
                                                   ---------
    less extraordinary gains                     ($         )
                                                   ---------
    plus extraordinary losses                     $
                                                   --------
    plus Consolidated Interest Expense            $
                                                   --------
    plus taxes on income                          $
                                                   --------
    plus depreciation and amortization            $
                                                   --------
    plus other non-cash charges                   $
                                                   --------
         Total                                    $
                                                   --------

    quarter
---         ---
    consolidated net income                       $
                                                   ---------
    less extraordinary gains                     ($         )
                                                   ---------
    plus extraordinary losses                     $
                                                   --------
    plus Consolidated Interest Expense            $
                                                   --------
    plus taxes on income                          $
                                                   --------
    plus depreciation and amortization            $
                                                   --------
    plus other non-cash charges                   $
                                                   --------
         Total                                    $
                                                   --------

    quarter
---         ---
    consolidated net income                       $
                                                   ---------
    less extraordinary gains                     ($         )
                                                   ---------
    plus extraordinary losses                     $
                                                   --------
    plus Consolidated Interest Expense            $
                                                   --------
    plus taxes on income                          $
                                                   --------
    plus depreciation and amortization            $
                                                   --------
    plus other non-cash charges                   $
                                                   --------
         Total                                    $
                                                   --------
         EBITDA                                   $
                                                   ========

                                                                     Schedule 5
                                                                     ----------

                            Net Operating Income/7/
                            -----------------------

(for Fiscal Quarter just ended)

        quarter
  -----         ---

    Property revenues                             $
                                                   ---------
    less Property expenses
         (excluding depreciation, amortization
          and debt service)                      ($         )
                                                   ---------
    less management fee (3% of gross
         rental income, excluding
         percentage rents)                       ($         )
                                                   ---------
    less capital reserve ($0.15 per leasable
         square foot)                            ($         )
                                                   ---------

    NET OPERATING INCOME                          $
                                                   ---------

---------------
/7/ Include only Properties not subject to a Mortgage

                                                                     Schedule 6
                                                                     ----------

                           Unsecured Funded Debt/8/
                           ------------------------


                                                 INTEREST    FINAL
                                                 RATE/9/    MATURITY    TOTAL
                                                 --------   --------   --------
Money Borrowed
--------------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

         Total Money Borrowed                                          $
                                                                        -------

Deferred Purchase Price/10/
---------------------------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

         Total Deferred Purchase Price                                 $
                                                                        -------

Capital Leases in which the Borrower is the tenant
--------------------------------------------------

                                                                       $
   -----------------------------------------------------------------    -------

                                                                       $
   -----------------------------------------------------------------    -------

         Total Capital Leases                                          $
                                                                        -------

---------------
 /8/ Include only Debt not secured by a Mortgage

 /9/ If rate is fixed, insert contract rate. If rate is floating, state that.

/10/ Exclude trade accounts payable in the ordinary course of business.

Letter of Credit Reimbursement
Obligations
-----------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

         Total Letter of Credit
         Reimbursement Obligations                                     $
                                                                        -------

Guarantees of Debt of Persons other than Borrower and Guarantors
----------------------------------------------------------------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

                                                                       $
   ----------------------------                  --------   --------    -------

         TOTAL UNSECURED FUNDED DEBT                                   $
                                                                        =======

                                                                     Schedule 7
                                                                     ----------

                             Funds from Operations
                             ---------------------

(for Fiscal Year just ended)

    Net income                               $
                                              --------
    plus depreciation and amortization
         of real estate assets               $
                                              --------
    plus net loss/(gain) on real estate
         sales                               $
                                              --------
    plus loss/(gains) on extraordinary
         items                               $
                                              --------
    plus depreciation of real estate
         assets held in unconsolidated
         entities                            $
                                              --------

    FUNDS FROM OPERATIONS                    $
                                              --------

                                                            EXHIBIT G
                                                            ---------


                            JDN REALTY CORPORATION

                              CLOSING CERTIFICATE
                              -------------------


    Reference is made to the Credit Agreement (the "Credit Agreement") dated as of May 23, 1997, among JDN Realty Corporation, the Banks listed therein, and Wachovia Bank of Georgia, N.A., as Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

    Pursuant to Section 3.01(e) of the Credit Agreement,
                                                         -----------------------
              , the duly authorized                 of JDN Realty  Corporation,
--------------                     -----------------
hereby certifies to the Agent and the Banks that, to the best of my knowledge,
(i) no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof.

    Certified as May 23, 1997.



                                  By:___________________________
                                      Printed Name:______________
                                      Title:_____________________

                                                            EXHIBIT H
                                                            ---------


                            JDN REALTY CORPORATION

                            SECRETARY'S CERTIFICATE


The undersigned,                               ,                            ,
                 ------------------------------  ---------------------------
Secretary of JDN Realty Corporation, a Maryland corporation (the "Borrower"), hereby certifies that [s]he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of May 23, 1997 among the Borrower, Wachovia Bank of Georgia, N.A. as Agent and as a Bank, and certain other Banks listed on the signature pages thereof, that:

    1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of Maryland, the Borrower's state of incorporation.

    2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

    3.   Attached hereto as Exhibit C is a complete and correct copy of the
resolutions duly adopted by the Board of Directors of the Borrower on          ,
                                                                     ----------
1997 approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes and the other Loan Documents (as such terms are defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

    4.                             , who is
        ---------------------------         ------------------------
of the Borrower signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time [s]he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and [his/her] signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is [his/her] genuine signature.

IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of May 23, 1997.

                                              -------------------------------

                                                                EXHIBIT I
                                                                ---------

                          BORROWING BASE CERTIFICATE

  Reference is made to the Credit Agreement dated as of May 23, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among JDN Realty Corporation, the Banks from time to time parties thereto, and Wachovia Bank of Georgia, N.A., as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

  Pursuant to Section [3.01(h)][5.01(i)] of the Credit Agreement,             ,
                                                                --------------
the duly authorized                           of the Borrower, hereby (i)
                   --------------------------
certifies to the Agent and the Banks that the calculation of the Borrowing Base contained in this Borrowing Base Certificate is true, accurate and complete in
all material respects as of           ,     .
                           ----------- -----
  The calculation of the Borrowing Base is as follows:

     (a)  Net Operating Income for the 3 month
          period ending on the last day of the
          Fiscal Quarter just ended prior to
          the date of determination, from each
          Eligible Unencumbered Stabilized
          Property and the Cross Pointe Centre
          Property                                           $_________

     (b)  10 times (a)                                       $_________

     (c)  4 times (b)                                        $_________

     (d)  0.60 times (c)                                     $_________

     (e)  book value of Construction in Progress
          on all Eligible Properties                         $_________

     (f)  0.50 times (e)                                     $_________

     (g)  lesser of (f) and $40,000,000                      $_________

     (h)  Construction Reserve/11/                           $_________

--------------------------
/11/ Include only so long as Borrower does not have a Debt Rating of at least BBB-from S&P or Baa3 from Moody's

  BORROWING BASE: sum of (d), plus (g), less
                              ----      -----
     (if applicable) (h)                                      $________

                                       JDN REALTY CORPORATION


                                       By:_____________________________
                                          Its:

                                                              EXHIBIT J
                                                              ---------


                          LIST OF ELIGIBLE PROPERTIES
                          ---------------------------


                                  [To follow]

                                                             EXHIBIT K
                                                             ---------



                                   GUARANTY
                                   --------


  THIS GUARANTY (this "Guaranty") is made as of           ,     , by          ,
                                                ---------  -----    ----------
a               corporation (the "Initial Guarantor" and a "Guarantor"; the
 ---------------
terms "Guarantor" and "Guarantors" shall include any Subsidiary of JDN Realty Corporation which becomes a Guarantor pursuant to Section 15 hereof and Section
5.29 of the Credit Agreement referred to below) in favor of the Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;


                              W I T N E S S E T H


  WHEREAS, JDN REALTY CORPORATION, a Maryland corporation (the "Borrower"), WACHOVIA BANK OF GEORGIA, N.A., as Agent (the "Agent"), and certain other Banks from time to time party thereto have entered into a certain Credit Agreement dated as May 23, 1997 (as amended as of the date hereof and as it may be amended or modified further from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrower which will the benefit the Guarantors;

  WHEREAS, it is required by Section 5.29 of the Credit Agreement, that the Initial Guarantor execute and deliver this Guaranty whereby it and, together with other Guarantors which become such as contemplated in Section 15 hereof, shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the Notes and the other Loan Documents; and

  WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, whether directly or indirectly, and in order to induce the Banks and the Agent to enter into the Credit Agreement, the Guarantors are willing to guarantee the obligations of the Borrower under the Credit Agreement, the Notes, and the other Loan Documents;

  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  SECTION 1.  Definitions.  Terms defined in the Credit Agreement and not
              ------------
otherwise defined herein have, as used herein, the respective meanings provided for therein.

  SECTION 2.  Representations and Warranties.  The Guarantors incorporate herein
              -------------------------------
by reference as fully as if set forth herein all of the representations and warranties pertaining to the Guarantors contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantors upon each Borrowing under the Credit Agreement).

  SECTION 3.  Covenants.  The Guarantors covenant that, so long as any Bank has
              ----------
any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any Note shall remain unpaid, the Guarantors will fully comply with those covenants set forth in Article V of the Credit Agreement pertaining to the Guarantors, and the Guarantors incorporate herein by reference as fully as if set forth herein all of such covenants.

  SECTION 4.  The Guaranty.  The Guarantors hereby irrevocably, unconditionally
              -------------
and jointly and severally guarantee (i) the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to the Credit Agreement, and the full and punctual payment of all other amounts payable by the Borrower under the Credit Agreement, including, without limitation, all Loans and interest thereon, all compensation and indemnification amounts and fees payable pursuant to the Credit Agreement and the Agent's Letter Agreement, and (ii) the timely performance of all other obligations of the Borrower under the Credit Agreement and the other Loan Documents (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount or perform such obligations, each of the Guarantors agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be, or perform such obligation in accordance with the terms and conditions therefor specified in the Credit Agreement or the other Loan Documents, and pay all costs of collection, including reasonable attorneys fees; provided that, notwithstanding the
                                     --------
provisions of O.C.G.A. (S) 13-1-11(a)(2) to the contrary, the Guarantor shall not be obligated to pay more than the attorneys fees actually incurred in connection with such collection.

  SECTION 5.  Guaranty Unconditional.  The obligations of the Guarantor
              ----------------------
hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

              (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

              (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

              (iii) any release, nonperfection or invalidity of any direct or indirect security, if any, for any obligation of the Borrower under the Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

              (iv) any change in the corporate structure or ownership of the Borrower or any Guarantor or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other Guarantor or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Borrower, or any other Guarantor or any other guarantor of any of the Guaranteed Obligations;

              (v) the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

              (vi) any invalidity or unenforceability relating to or against the Borrower, or any other Guarantor or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any other Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other Guarantor or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Loan Document; or

              (vii) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

  SECTION 6.  Discharge Only Upon Payment In Full; Reinstatement In
              -----------------------------------------------------
Certain Circumstances.  The Guarantors' obligations hereunder shall remain in
---------------------
full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

  SECTION 7.  Waiver of Notice by the Guarantors.  The Guarantors
              ----------------------------------
irrevocably waive acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, or any other Person.

  SECTION 8.  Stay of Acceleration.  If acceleration of the time for
              --------------------
payment of any amount payable by the Borrower under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Agent made at the request of the Required Banks.

  SECTION 9.  Notices.  All notices, requests and other communications to
              -------
any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of Section 9.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

  SECTION 10.  No Waivers.  No failure or delay by the Agent or any Banks
               ----------
in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

  SECTION 11.  Successors and Assigns.  This Guaranty is for the benefit
               ----------------------
of the Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Guarantors without the prior written consent of the Agent and the Required Banks, and shall be binding upon the Guarantors and their respective successors and permitted assigns.

  SECTION 12.  Changes in Writing.  Neither this Guaranty nor any
               ------------------
provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantors and the Agent, with the consent of the Required Banks.

  SECTION 13.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
               ---------------------------------------------------------
TRIAL.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
-----
LAW OF THE STATE OF GEORGIA. EACH OF THE GUARANTOR AND THE AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTORS AND THE Agent HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

  SECTION 14.  Taxes, etc.  All payments required to be made by the
               ----------
Guarantor hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority pursuant and subject to the provisions of Section 2.11(c) of the Credit Agreement, the terms of which are incorporated herein by reference as to the Guarantors as fully as if set forth herein, and for such purposes, the rights and obligations of the Borrower under such Section shall devolve to the Guarantors as to payments required to be made by the Guarantors hereunder.

  SECTION 15.  Additional Guarantors; Release of Guarantors.  Section
               --------------------------------------------
5.29 of the Credit Agreement provides that all new Subsidiaries and, under the circumstances described therein, JDN Structured Finance 1, Inc., must become Guarantors, by, among other things, executing and delivering to the Agent a counterpart of this Guaranty. Any Subsidiary which executes and delivers to the Agent a counterpart of this Guaranty shall be a Guarantor for all purposes
hereunder.   Under certain circumstances described in the last sentence of

Section 5.05 of the Credit Agreement, Guarantors may obtain from the Agent a written release from this Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such Subsidiary shall no longer be a Guarantor hereunder. Each other Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

  SECTION 16.  Other Waivers by the Guarantors.  The Guarantors hereby
               -------------------------------
expressly waive, renounce, and agree not to assert, any right, claim or cause of action, including, without limitation, a claim for reimbursement, subrogation, indemnification or otherwise, against the Borrower arising out of or by reason of this Guaranty or the obligations of the Guarantors hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by the Guarantors. The waiver, renunciation and agreement contained in the immediately preceding sentence is for the benefit of the Agent and the Banks and also for the benefit of the Borrower who may assert the benefits thereof as a third-party beneficiary, and the Guarantors may be released from such waiver, renunciation and agreement only by the execution and delivery, by the Agent, the Required Banks and the Borrower, of an instrument expressly releasing the Guarantors therefrom.



                      [Signatures commence on next page]

  IN WITNESS WHEREOF, the Initial Guarantor has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the date first above written.

                                         --------------------------


                                         By: ______________________
                                              Title:

                                                     EXHIBIT L
                                                     ---------

                            CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of
      ,         ,  by and between JDN REALTY CORPORATION, a Maryland
-------  -------
corporation (the "Principal") and                         , a
                                  ------------------------    -----------------
corporation] (the"Initial Subsidiary Guarantor and a "Subsidiary Guarantor"; the terms "Subsidiary Guarantor" and "Subsidiary Guarantors" shall include any Subsidiary of JDN Realty Corporation which becomes a Guarantor pursuant to the last paragraph hereof and Section 5.29 of the Credit Agreement referred to below). The Principal and each of the Subsidiary Guarantors are sometimes hereinafter referred to individually as a "Contributing Party" and collectively as the "Contributing Parties").

                             W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement, dated as of May 23, 1997 among the Principal, the Banks party thereto and Wachovia Bank of Georgia, N.A., as Agent (such agreement, as amended as of the date hereof and as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement), the Banks have agreed to extend financial accommodations to the Principal;

         WHEREAS, it is required by Section 5.29 of the Credit Agreement that the Initial Subsidiary Guarantor, execute and deliver that certain Guaranty, dated as of even date herewith (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Guaranty"), pursuant to which, among other things, the Subsidiary Guarantor and, together with other Subsidiary Guarantors which become such as contemplated in the last paragraph hereof, have jointly and severally agreed to guarantee the "Guaranteed Obligations" (as defined in the Guaranty); and

         WHEREAS, each Subsidiary Guarantor is a direct or indirect subsidiary of the Principal and is engaged in businesses related to those of the Principal and each other Subsidiary Guarantor, and each of the Subsidiary Guarantors will derive direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce each Subsidiary Guarantor to enter into the Guaranty, it is agreed as follows:

         To the extent that any Subsidiary Guarantor shall, under the Guaranty, make a payment (a "Subsidiary Guarantor Payment") of a portion of the Guaranteed Obligations, then, without limiting its rights of subrogation against the principal, such Subsidiary Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Contributing Parties in an amount, for each such Contributing Party, equal to a fraction of such Subsidiary Guarantor Payment, the numerator of which fraction is such Contributing Party's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Contributing Parties.

         As of any date of determination, the "Allocable Amount" of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Subsidiary Guarantor Payment without (i) rendering such Contributing Party "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "Bankruptcy Code") or Section 2 of either the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 5 of the UFCA, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA.

         This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Subsidiary Guarantors, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranty.

         The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Subsidiary Guarantor to which such contribution and indemnification is owing.

         This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Guaranteed Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated. Each Contributing Party agrees that if, notwithstanding the foregoing, such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is actually received by each of the other Contributing Parties and by the Agent at its notice address set forth in the Credit Agreement. Such notice shall not affect the right or power of any Contributing Party to enforce rights arising prior to receipt of such written notice by each of the other Contributing Parties and the Agent. If any Bank grants additional loans to the Principal or takes other action giving rise to additional Guaranteed Obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before the Agent receives such written notice, the rights of each other Contributing Party to contribution and indemnification hereunder in connection with any Subsidiary Guarantor Payments made with respect to such loans or Guaranteed Obligations shall be the same as if such termination or revocation had not occurred.

    Section 5.29 of the Credit Agreement provides that new Subsidiaries, and under the circumstances described therein, JDN Structured Finance 1, Inc., must become Guarantors by, among other things, executing and delivering to the Agent a counterpart of the Guaranty and of this Contribution Agreement. Any Subsidiary which executes and delivers to the Agent a counterpart of the Guaranty and of this Contribution Agreement shall be a Subsidiary Guarantor for
all purposes hereunder.   Under certain circumstances described in the last
sentence of Section 5.05 of the Credit Agreement, Guarantors may obtain from the Agent a written release from the Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such Subsidiary shall no longer be a Subsidiary Guarantor or Contributing Party hereunder, and such release shall automatically and without further action constitute a release by each other Contributing Party of all obligations of such Subsidiary hereunder. Each other Subsidiary Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder, except as to the Subsidiary so released.

         IN WITNESS WHEREOF, each Contributing Party has executed and delivered this Agreement, under seal, as of the date first above written.

                             JDN REALTY CORPORATION         (SEAL)


                             By:__________________________
                                  Title:


                                ----------------------      (SEAL)


                             By: ______________________
                                  Title:

                                                    Schedule 1.01
                                                    -------------

  Loans to JDN Development Company, Inc. guaranteed by Borrower
  -------------------------------------------------------------
            which were closed as of the Closing Date
            ----------------------------------------

                       [TO BE COMPLETED BY THE BORROWER]

                                                            Schedule 4.08
                                                            -------------


                                 Subsidiaries
                                 ------------


Name                                          Jurisdiction of Incorporation
----                                          -----------------------------

                       [TO BE COMPLETED BY THE BORROWER]

                                                  Schedule 4.14
                                                  -------------

                             Environmental Matters
                             ---------------------

The Borrower discloses the existence of the following: (i) a remediation agreement (relating to a leaking, underground storage tank) entered into between the State of Georgia and the owner of the Stop 'n' Go site adjacent to the QuikTrip parcel located at the Borrower's Lawrenceville Property; (ii) a remediation agreement (relating to soil and groundwater contamination) entered into between the State of North Carolina and the owner of a tract adjoining the Borrower's Greenville, North Carolina Property; and (iii) a limited Phase II environmental assessment recommendation that impacted soils be remediated at the Greensboro, North Carolina Property (but the Borrower has no knowledge that any soil or water on or adjacent to any Property is contaminated by any Hazardous Material.

                                                  Schedule 5.17
                                                  -------------


                             Existing Investments/12/
                             ---------------------

                       (TO BE COMPLETED BY THE BORROWER)






----------------------
/12/ Exclude Subsidiaries, which are set forth on Schedule 4.08.
     ----------------------------------------------------------

                                                 Schedule 5.25
                                                 -------------
                              Existing Guarantees
                              -------------------

                       [TO BE COMPLETED BY THE BORROWER]